SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Company          X
Filed by a Party other than the Company  _

Check the appropriate box:
X  Preliminary Proxy Statement
n  Definitive Proxy Statement
n Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
n  Definitive Additional Materials
n  Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12

                    Webcor Electronics, Inc.
        (Name of Registrant as Specified in its Charter)

                     Capston Network Company
             (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
n  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
   14a-6(i)(2)
n  $500 for each party to the controversy pursuant to Exchange
   Act Rule 14a-6(i)(3)
n  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:
   (2)Aggregate number of securities to which transaction applies:
   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
   (4)Proposed maximum aggregate value of transaction:
   (5)Total fee paid:
n  Fee paid previously with preliminary materials.
n Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1)Amount previously paid:
   (2)Form, Schedule or Registration Statement No.:
   (3)Filing Party:
   (4)Date Filed:
Dear Fellow Stockholders;

    You are cordially invited to attend a Special Meeting of the Stockholders (the "Meeting") of Webcor Electronics, Inc., an inactive Delaware corporation (the "Company"). The Meeting will be held on TO BE DETERMINED, 1998, in the TO BE DETERMINED of the TO BE DETERMINED, TO BE DETERMINED, Florida.

    As you may recall, in a Proxy Statement dated January 29, 1997, Capston Network Company, a Delaware corporation sought Stockholder approval of a financial restructuring plan for Webcor that contemplated a 1 for 11.5879 reverse split and the issuance of a 90% equity interest in the Company to the stockholders of an unidentified privately-held company. The Plan proposed by Capston was ultimately approved by over 62% of the Stockholders who voted on the proposal and Capston has been actively seeking a business combination opportunity for the Company since March 11, 1997.

    As a result of discussions with the management of several potential acquisition candidates, Capston and its president, Ms. Sally A. Fonner, have determined that a number of issues exist that will make it difficult to negotiate an acceptable business combination transaction. First, while the meeting was held in full compliance with the amended by-laws that were adopted by Capston for purposes of the meeting, a full 50% quorum of the Stockholders was not present at the meeting in person or by proxy and questions have been raised as to whether the one-third quorum requirement of the amended by-laws was sufficient to confirm the Plan. Second, the Plan established an arbitrary upper limit on the number of shares that could be issued in connection with a business combination transaction and Capston has discovered that this "one size fits all" approach results in unreasonable expectations when negotiating with smaller companies and does not provide sufficient flexibility when negotiating with larger companies. Third, the reverse-split contemplated by the Plan would have resulted in a large number of "odd lot" Stockholders (Stockholders who own fewer than 100 shares) who would not be counted as Stockholders of record for purposes of determining listing eligibility under new Nasdaq standards that were adopted after the date of the original meeting. Finally, the Plan did not provide a mechanism for the issuance of equity-based incentives to the employees of an acquisition candidate in connection with the completion of a business combination transaction.

    As a result of these discussions, Capston and Ms. Fonner have developed a revised plan (the "Revised Plan") whereby the Company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets. If this Revised Plan is approved by the Stockholders and successfully implemented, you may be able to salvage some of the value that your Webcor shares once represented, although there can be no assurance that the value of your Webcor shares will ever increase. In any event, Capston and Ms. Fonner cannot go forward with the Revised Plan without first obtaining Stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

    While the elements of the Revised Plan will be presented to Stockholders as separate proposals, the Revised Plan is an integrated whole and if all elements of the Revised Plan are not approved, Capston and Ms. Fonner intend to abandon the Revised Plan in its entirety. The specific matters to be considered by the Stockholders are:

1. To ratify the actions of Capston and Ms. Fonner in (i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;

2. To amend the Company's by-laws to authorize the election of a single-member Board of Directors to serve until the total stockholders' equity of the Company exceeds the sum of $100,000;

3. To elect Sally A. Fonner, the president of Capston, to serve as the sole member of the Board of Directors until the completion of a business combination transaction of the type contemplated by the Revised Plan;

4. To   consider  and  vote  upon  proposed  Amendments  to   the
   Company's Certificate of Incorporation that will:

   (a)Effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 12 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares of Common Stock issued and outstanding;

   (b) Increase the authorized Common Stock of the Company to 25,000,000 shares;

   (c)Increase the authorized Preferred Stock of the Company to 5,000,000 shares; and

   (d)Authorize  the  Board of Directors to change the  Company's
       name   without   additional   Stockholder   approval    in
       connection  with  a  business  combination  of  the   type
       contemplated by the Revised Plan;

5. To consider and vote upon a proposal to issue approximately 300,000 shares of Common Stock to Ms. Fonner and other persons designated by Capston as compensation for services rendered and to be rendered in connection with the development and implementation of the Revised Plan;

6. To consider and vote upon a proposal that will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect;

7. To consider and vote upon a proposal that will give the Board of Directors discretionary authority to issue an indeterminate number of shares of Common Stock to unrelated third parties, all without additional Stockholder approval, in connection with a business combination transaction;

8. To  consider  and vote upon a proposal to adopt  an  Incentive
   Stock Plan for the Company; and

9. To consider and vote upon any other matters that may properly come before the meeting.

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO PROMPTLY MARK YOUR VOTE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AND YOUR SHARES MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES. A STOCKHOLDER MAY REVOKE A PROXY BY DELIVERING TO CAPSTON A WRITTEN NOTICE OF REVOCATION, DELIVERING TO CAPSTON A SIGNED PROXY OF A LATER DATE OR APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.


_______________________________
Capston Network Company
Sally A. Fonner, President
                    WEBCOR ELECTRONICS, INC.
                    1612 North Osceola Avenue
                    Clearwater, Florida 33755

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   To Be Held on May 20, 1998

    Notice is hereby given that a Special Meeting of the Stockholders of Webcor Electronics, Inc., an inactive Delaware corporation (the "Company"), will be held on May 20, 1998, in a posted room at the Tampa Airport Mariott of Tampa, Florida, for the following purposes:

1. To ratify the actions of Capston and Ms. Fonner in (i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;

2. To amend the Company's by-laws to authorize the election of a single-member Board of Directors to serve until the total stockholders' equity of the Company exceeds the sum of $100,000;

3. To elect Sally A. Fonner, the president of Capston, to serve as the sole member of the Board of Directors until the completion of a business combination transaction of the type contemplated by the Revised Plan;

4. To   consider  and  vote  upon  proposed  Amendments  to   the
   Company's Certificate of Incorporation that will:

   (a)Effect a reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 12 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares of Common Stock issued and outstanding;

   (b) Increase the authorized Common Stock of the Company to 25,000,000 shares;

   (c)Increase the authorized Preferred Stock of the Company to 5,000,000 shares; and

   (d)Authorize  the  Board of Directors to change the  Company's
       name   without   additional   Stockholder   approval    in
       connection  with  a  business  combination  of  the   type
       contemplated by the Revised Plan;

5. To consider and vote upon a proposal to issue approximately 300,000 shares of Common Stock to Ms. Fonner and other persons designated by Capston as compensation for services rendered and to be rendered in connection with the development and implementation of the Revised Plan;

6. To consider and vote upon a proposal that will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect;

7. To consider and vote upon a proposal that will give the Board of Directors discretionary authority to issue an indeterminate number of shares of Common Stock to unrelated third parties, all without additional Stockholder approval, in connection with a business combination transaction;

8. To  consider  and vote upon a proposal to adopt  an  Incentive
   Stock Plan for the Company; and

9. To consider and vote upon any other matters that may properly come before the meeting.

    A record of Stockholders has been taken as of the close of business on March 30, 1998, and only persons who were Stockholders of record on that date will be entitled to notice of and to vote at the Meeting. A Stockholders' list will be available commencing April 6, 1998, and may be inspected during normal business hours prior to the Meeting at the offices of the Company, 1612 North Osceola Avenue, Clearwater, Florida 33755.

    If you do not expect to attend the Meeting, please mark your vote, sign and date the enclosed Proxy Card and return it promptly in the stamped envelope that has been enclosed for your convenience. The prompt return of Proxy Cards will ensure the presence of a quorum and save Capston the expense of further solicitation.

Clearwater, Florida                     By Order of Capston
Network Company
________, 1998                          Sally A. Fonner,
President
                         PROXY STATEMENT

     This Proxy Statement is being mailed to all known Stockholders of Webcor Electronics, Inc. ("Webcor" or the "Company"), commencing on or about April 3, 1998, in connection with the solicitation by Capston Network Company, a Delaware corporation ("Capston"), of proxies to be voted at a Special Meeting of Stockholders (the "Meeting") to be held on May 20, 1998, in a posted room at the Tampa Airport Mariott of Tampa, Florida,, and at any adjournment thereof. The Meeting has been called by Capston and its president Ms. Sally A. Fonner for the purpose of considering a plan proposed by Capston and Ms. Fonner (the "Revised Plan") whereby the Company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company.

Introductory Note

    In a Proxy Statement dated January 29, 1997, Capston sought Stockholder approval of a financial restructuring plan for Webcor that contemplated a 1 for 11.57879 reverse split and the issuance of a 90% equity interest in the Company to the stockholders of an unidentified privately-held company. The Plan proposed by Capston was considered at a meeting of the stockholders held in Tampa, Florida on March 10, 1997 and ultimately approved by
approximately  96%      of  the Stockholders  who  voted  on  the
   plan. As a result, Capston has been actively seeking a business combination opportunity for the Company since March 11, 1997.

    As a result of discussions with the management of several potential acquisition candidates, Capston and Ms. Fonner have determined that a number of issues exist that will make it difficult to negotiate an acceptable business combination transaction. First, while the meeting was held in full compliance with the amended by-laws that were adopted by Capston for purposes of the meeting, a full 50% quorum of the Stockholders was not present at the meeting in person or by proxy and questions have been raised as to whether the one-third quorum requirement of the amended by-laws was sufficient to confirm the Plan. Second, the Plan established an arbitrary upper limit on the number of shares that could be issued in connection with a business combination transaction and Capston has discovered that this "one size fits all" approach results in unreasonable expectations when negotiating with smaller companies and does not provide sufficient flexibility when negotiating with larger companies. Third, the reverse-split contemplated by the Plan would have resulted in a large number of "odd lot" Stockholders (Stockholders who own fewer than 100 shares) who would not be counted as Stockholders of record for purposes of determining listing eligibility under new Nasdaq standards that were adopted after the date of the original meeting. Finally, the Plan did not provide a mechanism for the issuance of equity-based incentives to the employees of an acquisition candidate in connection with the completion of a business combination transaction.

    As a result of these discussions, Capston and Ms. Fonner have developed a revised plan (the "Revised Plan") whereby the Company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets. If this Revised Plan is approved by the Stockholders and successfully implemented, you may be able to salvage some of the value that your Webcor shares once represented, although there can be no assurance that the value of your Webcor shares will ever increase. In any event, Capston and Ms. Fonner cannot go forward with the Revised Plan without first obtaining Stockholder approval. Therefore, it is critically important that you read the enclosed Proxy Statement and promptly mark your vote, sign and return your Proxy Card.

Voting and Procedural Matters

    Michael Weber and Yanie Dubouchage have been selected to serve as the designated proxies for the meeting. Mr. Weber is a Tampa Bay attorney who has worked with Capston and Ms. Fonner in connection with certain business matters and Ms. Dubouchage is Ms. Fonner's personal assistant.

    With respect to proposals 1 through 7, Proxies will be voted only in accordance with the directions specified thereon. If any additional matters are properly brought before the meeting, Proxies will be voted in accordance with the judgment of the Mr. Weber and Ms. Dubouchage. To avoid potential conflicts of interest, Capston and Ms. Fonner do not intend to bring any additional matters before the meeting.

    Any  Proxy on which no direction is specified will be  voted:
(i) for the ratification of Capston's actions in restoring the Company's Certificate of Incorporation and filing the Company's required reports with the Securities and Exchange Commission (the "SEC"), (ii) for the proposed amendment to the Company's by-laws to permit the election of a single-member Board of Directors
(iii) for the election of Sally A. Fonner to serve as sole director until the completion of a business combination transaction of the type contemplated by the Revised Plan; (iv) for the proposed Amendments to the Company's Certificate of Incorporation; (v) for ratification of a proposal to issue approximately 300,000 shares of Common Stock to Ms. Fonner and other persons designated by Capston as compensation for services rendered and to be rendered in connection with the implementation of the Revised Plan; (vi) for the ratification of a proposal which will give the Board of Directors authority to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect, (vii) for the ratification of a proposal that will give the Board of Directors discretionary authority to issue an indeterminate number of shares of Common Stock to unrelated third parties in connection with a business combination transaction of the type contemplated by the Revised Plan; (viii) for the proposal to adopt an Incentive Stock Plan for the Company; and (ix) in the discretion of such Proxies, for or against such other matters as may properly come before the meeting. A Stockholder may revoke a proxy by delivering to Capston written notice of revocation, delivering to Capston a signed proxy of a later date or appearing at the Meeting and voting in person.

    As of January 30, 1998, after adjusting for 481,014 shares of treasury stock held by the Company, there were issued, outstanding and entitled to vote 3,476,370 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). According to American Stock Transfer & Trust Company, the transfer agent for the Company's Common Stock, there are 831 record holders entitled to vote at the meeting. Each share of Common Stock entitles the holder to one vote on each matter presented for consideration by the Stockholders. With the exception of Capston, no Stockholder has indicated a pre-approval of the proposals described in this Proxy Statement.

    The proxy card provides space for a shareholder to withhold voting for the nominee for the Board of Directors or to abstain from voting for any proposal if the shareholder chooses to do so. The proposed amendments to the Certificate of Incorporation will require the affirmative vote of a majority of the shares represented at the meeting in person or by proxy. For purposes of determining the number of votes cast with respect to the proposed amendments to the Certificate of Incorporation, abstentions will be counted as votes cast against the proposals and broker non-votes will be excluded from the tabulation. Each other matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to any other voting matter, only those cast "for" or "against" a proposal will be included in the tabulation.


                     CONDUCT OF THE MEETING

    The required quorum for the transaction of business at the meeting is a majority of the issued and outstanding stock of the Company, or 1,738,186 shares (the "Quorum"). Since Delaware law requires that amendments to a corporation's articles of incorporation be proposed by the board of directors and then submitted to the Stockholders for approval, Ms. Fonner intends to call the Meeting to order, determine whether a Quorum is present, and then request an immediate vote on (i) the ratification of
Capston's actions in restoring the Company's Certificate of Incorporation and filing the Company's required reports with the SEC, (ii) the proposed amendment to the Company's by-laws that will authorize the election of a single-member Board of Directors, and (iii) the election of Ms. Fonner to serve as the sole member of the Company's Board of Directors until the completion of a business combination transaction. If a Quorum is present at the Meeting and if Ms. Fonner is elected by the requisite Stockholder vote, the Meeting will be adjourned for a brief period, Ms. Fonner will assume her position as the sole director of the Company, the Board of Directors will then consider the Revised Plan, recommend the amendments described herein to the Stockholders and the Meeting will be reconvened for the purpose of considering and voting on the other proposals set forth herein. If a Quorum is not present, the Meeting may be adjourned for one or more periods of up to 30 days to permit the solicitation of additional proxies. If Capston and Ms. Fonner are unable to obtain sufficient proxies to constitute a Quorum, or if a Quorum is present and Ms. Fonner is not elected by the requisite Stockholder vote, then Capston and Ms. Fonner will report the results of the Meeting to the SEC and abandon all further efforts on behalf of the Company.


                    SPECIAL INSTRUCTIONS FOR
         BROKERAGE FIRMS, CUSTODIANS AND OTHER NOMINEES.

    In connection with this Proxy Solicitation, Capston has made every reasonable effort to ascertain the identities and mailing addresses of the beneficial owners of shares of the Company's Common Stock that are held of record in "street name" or other custodial accounts. With the assistance of American Stock Transfer and Trust Co., Depository Trust Company and ADP Proxy Services, all worthless securities positions have been restored to the brokerage firms and other custodians who originally held shares of the Company's Common Stock on behalf of clients. Nevertheless, past experience has demonstrated that brokerage firms and custodians are not always able to readily identify and communicate with beneficial owners of securities that were written off in prior years.

Based on a review of the SEC's Proxy Regulations, and discussions with legal counsel, DTC, ADP and the Proxy Departments of several large brokerage firms, Ms. Fonner has concluded that the most appropriate response from brokerage firms and other custodians who hold shares of the Company's Common Stock for the accounts of unidentified or non-locatable clients will be to appear by Proxy with respect to all shares held of record, and to submit a formal broker non-vote for any shares of Common Stock that are held for the accounts of unidentified or non-locatable clients. By following this procedure, Capston and Ms. Fonner believe that (i) the meeting will be less likely to fail because of a lack of a Quorum, (ii) brokerage firms and other custodians will not be required to exercise any authority on behalf of unidentified or non-locatable clients, and (iii) the ultimate decision making authority with respect to the proposals set forth herein will be vested in a majority of the identifiable and locatable owners of the Company's Common Stock who receive actual notice of the Meeting and vote on the proposals set forth herein.

BROKERAGE FIRMS AND OTHER CUSTODIANS ARE URGED TO APPEAR BY PROXY WITH RESPECT TO ALL SHARES OF THE COMPANY'S COMMON STOCK THAT ARE HELD OF RECORD BY THEM, BUT TO SUBMIT A FORMAL BROKER NON-VOTE FOR ANY SHARES OF THE COMPANY'S COMMON STOCK THAT ARE HELD FOR THE ACCOUNT OF UNIDENTIFIED OR UNLOCATABLE CLIENTS. THIS ACTION WILL HELP ASSURE THE PRESENCE OF A QUORUM AND VEST THE ULTIMATE DECISION MAKING AUTHORITY IN THOSE HOLDERS OF COMMON STOCK WHO RECEIVE ACTUAL NOTICE OF THE MEETING AND VOTE WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.


                BACKGROUND INFORMATION ON WEBCOR

    The Company was incorporated on December 3, 1971 under the laws of the State of Delaware. The Company's business consisted of manufacturing and selling cordless telephones, telephone accessories, electronic scales and calculators. The Company conducted an initial public offering of its Common Stock in May, 1982 pursuant to a Form S-1 registration Statement under the Securities Act of 1933 (the "Securities Act") and concurrently registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act").

    After pursuing its business for several years, the Company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on February 1, 1989. This proceeding was filed in with the U.S. Bankruptcy Court for the Eastern District of New York (Brooklyn) and designated as Case No. 89-10328. On October 16, 1990, the Company's Chapter 11 case was voluntarily converted to a case in Chapter 7 which resulted in the orderly liquidation of all corporate assets and the use of the proceeds to repay the Company's creditors. On November 13, 1996, the Company's case under Chapter 7 was closed by an order of the Court and the trustee was discharged. As a result of the Bankruptcy, the Company has no assets, liabilities, management or ongoing operations and has not engaged in any business activities since October, 1990. The Company has been totally inactive since November 13, 1996.

    During the pendancy of the Bankruptcy, the Company did not file franchise tax returns with and pay the required franchise taxes to the State of Delaware. As a result, the Company's corporate charter was revoked by order of the Secretary of State of the State of Delaware on March 1, 1991. Similarly, the Company did not file with the SEC either (a) the regular reports that are required of all companies that have securities registered under the Exchange Act, or (b) a certification on Form 15 terminating its registration under the Exchange Act. As a result, the Company remained a reporting company under the Exchange Act but was seriously delinquent in its SEC reporting obligations.

    Acting in its capacity as a Stockholder of the Company, and without first receiving any consent, approval or authorization of any other stockholder, or any former officer or director of the Company, Capston effected a renewal, revival and restoration of the Company's certificate of incorporation pursuant to Section 312 of the General Corporation Law of the State of Delaware (the "GCLD"). In general, Section 312 provides that any corporation may "procure an extension, restoration, renewal or revival of its certificate of incorporation, together with all the rights, franchises, privileges and immunities and subject to all of its duties, debts and liabilities which had been secured or imposed by its original certificate of incorporation" upon compliance with certain procedural requirements.

    After reviewing the applicable files, Capston and Ms. Fonner determined that the only debt of the Company that was "secured or imposed by its original certificate" was the obligation of the Company to pay its Delaware taxes. Therefore, Capston paid past due franchise taxes of $450.00 on behalf of the Company and Ms. Fonner then filed a Certificate of Renewal, Revival, Extension and Restoration of the Company's Certificate of Incorporation under the authority granted by Section 312(h). This Certificate was filed in the office of the Secretary of State of the State of Delaware on December 26, 1996 and at the date of this Proxy Statement the Company is lawfully incorporated, validly existing and in good standing under the laws of the State of Delaware.

    After restoring the Company's Certificate of Incorporation, Capston retained the accounting firm of Want & Ender, CPAs, to prepare audited financial statements for the Company and then filed with the SEC an omnibus Annual Report on Form 10-K in order to bring the Company current with respect to its reporting obligations under the Exchange Act. Since then, Capston and Ms. Fonner have filed with the SEC all quarterly and other reports required by SEC regulations and as a result, the Company is now current with respect to its reporting obligations. under the Exchange Act.

    The foregoing actions have been taken by Capston, acting in its capacity as a stockholder, and by Ms. Fonner, acting in her capacity as the sole stockholder, officer and director of Capston, for the express purpose of calling and holding a meeting of the Company's stockholders in conformity with the requirements of Section 312(h) of the GCLD. Capston and Ms. Fonner have not assumed general authority to act on behalf of the Company and have taken no actions that are not required by statute, rule or regulatory authority to be taken prior to the Meeting. As a result, Capston and Ms. Fonner have voluntarily assumed statutory liability under the GCLD and the Exchange Act and, accordingly, must at all times comply with the obligations imposed thereby. These obligations include, among others, the duty to act in a manner that is in or not opposed to the best interest of the Stockholders, to file with the SEC the periodic and other reports required under Section 12 of the Exchange Act and to make timely, full and fair disclosure of all material facts. In the event a Quorum is not present at the meeting, or the stockholders reject the Revised Plan, then Capston and Ms. Fonner intend to withdraw the Certificate of Renewal, Revival, Extension and Restoration of the Company's Certificate of Incorporation, file with the SEC a Current Report on Form 8-K describing the results of the Meeting and take no further action on behalf of the Company, thereby restoring the status quo as it existed prior to restoration of the Company's Certificate of Incorporation.

     The National Quotation Bureau reported that on October 15, 1996 there was a closing ask of .10, with no closing bid. Even though the Company's stock has been continuously listed on the over NASD's Electronic Bulletin Board, there was no significant market activity. Although since the updating of the Company's records and last proxy, trading activity has been light, sporadic and irregular. On February 9, 1998, according to Bloomberg there were four market makers with the highest closing $.06 bid and highest asking bid of $.42 asked.


                BACKGROUND INFORMATION ON CAPSTON

    Capston was incorporated in the State of Delaware on May 6, 1996 to serve as a corporate vehicle for the proposed business activities of Ms. Sally A. Fonner in the restoration and marketing defunct publicly-held corporations, commonly known as shells. Before proceeding with the organization of Capston, Ms. Fonner and her professional advisors spent several months researching the subject of public shells in general and the numerous problematic business practices that ordinarily make public shells an unattractive alternative for established companies that want to create a public market for their securities. After completing this research and thoroughly evaluating her options, Ms. Fonner concluded that it would be possible to develop a business structure and strategy for defunct public companies that would provide suitable privately-held companies with a reasonable alternative to the more traditional initial public offering, or "IPO," provide the shareholders of a public shell a reasonable opportunity to realize some value from their investment, and provide a reasonable profit to Capston in light of the liabilities and risks assumed and the effort and costs to be expended. Capston was then organized for the purpose of effecting Ms. Fonner's business plan and this Proxy Statement embodies the business structure and strategy developed by Capston and Ms. Fonner.

    Ms. Fonner presently serves as the sole director of Arnox Corporation and Bio-Response, Inc. Each of these companies is a publicly-held shell that has been re-activated by Capston and Ms. Fonner within the preceding 18 months pursuant to a plan of reorganization that is similar to the Revised Plan described in this Proxy Statement. In addition, Capston and Ms. Fonner have filed a substantially identical proxy statement for Marci International Imports, Inc. and anticipate that the meeting of Marci's stockholders will be conducted on the same date and at the same place the meeting of Webcor's stockholders , although such meetings will be held at different times. Moreover, Capston and Ms. Fonner intend to file substantially identical proxy statements for up to 12 additional companies within the next 12 months. While Capston is actively negotiating proposed business combination agreements for Arnox and Bio-Response, and evaluating several potential acquisitions for Marci and Webcor, none of the pending transactions has closed at the date of this Proxy Statement, none of the potential transactions is probable at the date of this proxy statement and there can be no assurance that one or more of these companies will not ultimately compete with the Company for a business opportunity.

    To avoid the conflicts of interest inherent in the management of multiple shell companies, Capston and Ms. Fonner intend to take an "inventory approach" to marketing. In general, Capston and Ms. Fonner will not actively seek out potential business combination candidates for a particular shell. Instead, it will represent within its financial industry subgroup that it has a number of shells available for suitable companies and then wait for a brokerage firm, finder or other consultant to initiate discussions relating to a specific private company. When Capston receives an inquiry from an authorized representative of a private company, it will first request preliminary due diligence information, including a detailed business plan, financial statements and financial projections. If the preliminary information shows that the private company does not meet
Capston's minimum business activity and net worth standards, discussions will terminate at that level. If, on the other hand, the preliminary due diligence information establishes the suitability of the private company, then discussions will proceed to the next level where the private company will provide complete due diligence information to Capston, and Capston will provide complete due diligence information on all available shells to the private company. Assuming that both sides are satisfied with the information provided by the other, discussions will then move from the general to the specific, the private company will select the shell best suited to its needs, and negotiations will proceed to deal terms and documentation issues.

    While the inventory approach described above will minimize the potential for conflicts of interest, it may increase the risk that due diligence or bankruptcy issues will make one shell managed by Capston and Ms. Fonner less attractive than another in the eyes of a potential business combination partner. To the extent that a potential business combination partner's due diligence investigations uncover an unresolved legal problem or other technical defect, Capston and Ms. Fonner will use reasonable commercial efforts to correct the problem or defect. There can be no assurance, however, that such efforts will be successful or that a potential business combination partner will ever select the Company. If Capston and Ms. Fonner conclude that such problem or defect is incurable, then they may elect to abandon the Company, de-register the Company's Common Stock by filing a Form 15 with the SEC describing the problem or defect, dissolve the Company in accordance with the GCLD and take no further action on behalf of the Company.

    Since the Company has no material assets or liabilities, no operating staff and no intrinsic value other than its status as a reporting issuer under the Exchange Act, the Revised Plan contemplates triangular arrangement between the Company, Capston and Ms. Fonner. Under this arrangement, Ms. Fonner, in her individual capacity, will assume all of the powers and responsibilities of the Company's board of directors, and accept the fiduciary duties imposed on directors by the GCLD. Concurrently, the Company will enter into a project management agreement with Capston (the "PMA") that (i) retains Capston to conduct the ministerial accounting and administrative functions associated with maintaining the Company's status as a reporting issuer under the Exchange Act, (ii) authorizes Capston to locate and negotiate a business combination agreement with a suitable privately held company, (iii) obligates Capston to pay, at its sole risk, the costs and expenses associated with maintaining the Company's status as a reporting issuer and locating and investigating business combination opportunities, and (iv)
provides Capston, Ms. Fonner and their consultants with a substantial interest in any economic gains that may arise from their efforts on behalf of the Company.

    While Capston will be employed to perform a variety of ministerial administrative and management functions on behalf of the Company, it will not be authorized to bind the Company. Instead, all management functions will be delegated to Ms. Fonner who, acting in her fiduciary capacity as the sole director of the Company, will have the ultimate right and responsibility to faithfully discharge the obligations of management and to accept or reject business combination proposals on behalf of the Company. Therefore, while the Stockholders of the Company will have limited recourse to Capston under the PMA, they will be afforded all of the protections provided by the GCLD.

     In general, Ms. Fonner will be accountable to the Stockholders as a fiduciary and consequently must exercise the utmost good faith and integrity in handling the Company's affairs. Notwithstanding the foregoing, Article Nine of the Company's Certificate of Incorporation is intended to take full advantage of the enabling provisions of the GCLD with respect to limiting the personal liability of its officers, directors, employees and agents. The Certificate provides that the Company may indemnify any and all persons whom it shall have power to indemnify from and against any and all expenses, liabilities or other matters referred to or covered by Section 145 of the GCLD. Thus, the Company may be prevented from recovering damages for certain alleged errors or omissions by the Ms. Fonner. Under the Company's by-laws, indemnification payments may only be made upon a determination that the indemnified person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to a criminal proceeding, had no reasonable cause to believe such conduct was unlawful. Such determination shall be made (i) by a majority of the disinterested members of the Board of Directors,
(ii) by independent legal counsel in a written opinion, or (iii) by the Stockholders. It is the position of the SEC that exculpation from and indemnification for liabilities arising under the Federal securities laws and the rules and regulations thereunder is against public policy and therefore unenforceable


              DESCRIPTION OF PLAN OF REORGANIZATION
                     AND PROPOSED OPERATIONS

    While the Company has no assets, liabilities, management or ongoing operations and has not engaged in any business activities since February 1990, Capston and Ms. Fonner believe that it may be possible to recover some value for the Stockholders through the adoption and implementation of a Revised Plan whereby the Company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets (a "Target Company"). Notwithstanding the foregoing, there can be no assurances that the Revised Plan will be approved by the Stockholders, successfully implemented, or that your Webcor shares will ever increase in value.

    Capston and Ms. Fonner believe the Company will offer owners of a Target Company the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than would otherwise be required to conduct an initial public offering. Nevertheless, Capston and Ms. Fonner are not aware of any empirical statistical data that would independently confirm or quantify their beliefs concerning the perceived value of acquisition transaction for the owners of a Target Company. The owners of any Target Company selected for a business combination with the Company will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with any future reporting under the Exchange Act and registrations under the Securities Act.

    If the Revised Plan is approved by the Stockholders, the Company will be fully reactivated and then used as a corporate vehicle to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately-held company or other business opportunity presented to it by persons or firms that seek the perceived advantages of a publicly held corporation. The business operations proposed in the Revised Plan are sometimes referred to as a "blind pool" because Stockholders will not ordinarily have an opportunity to analyze the various business opportunities presented to the Board of Directors by Capston, or to approve or disapprove the terms of any business combination transaction that may be negotiated on behalf of the Company. Consequently, the Company's potential success will be heavily dependent on the efforts and abilities of Capston, Ms. Fonner and their consultants, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction. Capston, Ms. Fonner and their consultants have had limited experience in the proposed business of the Company. Although Capston and Ms. Fonner believe that the Company will be able to enter into a business combination transaction within 12 months after the approval of the Revised Plan by the Stockholders, there can be no assurance as to how much time will elapse before a business combination is effected, if ever. The Company will not restrict its search to any specific business, industry or geographical location, and the Company may participate in a business venture of virtually any kind or nature.

    Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Capston and Ms. Fonner anticipate that the Company will be able to participate in only one business venture. This lack of diversification should be considered a substantial risk inherent in the Revised Plan because it will not permit the Company to offset potential losses from one venture against gains from another. Moreover, due to the Company's complete lack of financial, managerial and other resources, Capston and Ms. Fonner believe the Company will not be viewed as a suitable business combination partner for either developing companies or established business that are in need of substantial additional capital.

    Capston and Ms. Fonner anticipate that the selection of a Target Company will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, Capston and Ms. Fonner believe that there are numerous privately-held companies seeking the perceived benefits of a publicly traded corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing incentive stock options or similar benefits to key employees, providing liquidity for all Stockholders and other factors.

    In general, a business combination may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such as a statutory merger, are complex to negotiate and implement and require Stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a "reverse takeover." In a reverse takeover transaction, the Stockholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the public company and due to the large number of public company shares that are customarily issued to Stockholders of the privately-held company, those Stockholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

    There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the Stockholders associated with the public company, the stockholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal Stockholders is essential to ensure that there are no unreported liabilities or other legal problems.

    In general, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital.

    While the business combination transaction contemplated by the Revised Plan may be structured as a merger or consolidation, Capston and Ms. Fonner believe that the reverse takeover format will be most attractive to potential acquisition targets. Accordingly, Capston is seeking prior Stockholder authorization for a reverse takeover transaction that will involve the issuance of an indeterminate number of shares of Common Stock to the owners of the Target Company.

    Although Capston, Ms. Fonner and their consultants have general business, finance and acquisition experience, Stockholders should be aware that Capston, Ms. Fonner and their consultants have limited experience in the area of shell mergers and are not expected to have any significant experience in operating any business that the Company might choose to acquire. Accordingly, the Company will be required to retain outside professionals to assist it initially in assessing the merits and risks of any proposed acquisition, negotiating the terms of any business combination agreements and in operating any acquired business. No assurance can be made that the Company will be able to obtain such assistance on terms acceptable to the Company.

Summary Description of Revised Plan

    At the date of this Proxy Statement, the Company has 3,476,370 shares of Common Stock issued and outstanding. Since Capston and Ms. Fonner believe that (i) the owners of a Target Company will ordinarily want to control at least 80% of the Company's Common Stock upon the completion of a business combination transaction, and (ii) an ultimate capitalization in the 3,000,000 to 7,000,000 share range is ideal for a small public company, Capston and Ms. Fonner believe that it will be in the best interest of the Company and its Stockholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a 1 for 12 reverse split. Capston and Ms. Fonner believe such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined entity, and reduce the market volatility of the Common Stock of the combined entity. These factors, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and brokerage firms and enhance the combined entity's ability to raise additional equity capital. Accordingly, Capston and Ms. Fonner will ask the Stockholders to approve a proposed reverse split of all issued and outstanding shares of Common Stock in the ratio of 1 share of new Common Stock for each 12 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares issued and outstanding.

    No fractional shares will be issuable in conjunction with the proposed 1 for 12 reverse split and all calculations that would result in the issuance of a fractional share will be rounded up to the next highest whole number. In addition, no Stockholder who owned at least 100 shares of the Company's Common Stock on both January 20, 1998, the original Record Date for the Meeting , and on March 30, 1998, the final Record Date for the Meeting, will receive fewer than 100 shares as a result of the proposed 1 for 12 reverse split and all calculations that would result in the issuance of fewer than 100 shares to such a Stockholder will be rounded up to 100 shares.

    Capston and Ms. Fonner have developed the rounding procedures described above for the express purpose of maximizing the number of "round lot" stockholders, meaning stockholders who own 100 or more shares. The underlying reasons for maximizing the number of round lot holders are as follows. First, it will be difficult and expensive for a holder of fewer than 100 shares to sell his shares, particularly in the small-cap markets. Second, it will be expensive for the Company to communicate with holders of fewer than 100 shares. Third, the Nasdaq market and other regional and national stock exchanges require between 300 and 2,500 round lot stockholders as a condition precedent to listing. Finally, if the Company were to effect a reverse split without using the rounding procedures described above, there would be fewer than 200 round lot holders of record, thereby making the Company less attractive to a potential acquisition candidate. While the provisions relating to the rounding-up of stock positions to a minimum of 100 shares will result in a disproportionate benefit to the holders of more than 100 but fewer than 1,200 shares of Common Stock, these provisions will also maximize the number of "round-lot" holders and facilitate the subsequent efforts of a Target Company to obtain a Nasdaq or Exchange listing. Therefore,
Capston  and  Ms.  Fonner  believe that the  rounding  procedures
are    reasonable     under the circumstances.

    THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON AND MS. FONNER DO NOT TREAT ALL STOCKHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF "ROUND LOT" STOCKHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANY'S COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE REVISED PLAN, STOCKHOLDERS WHO OWN FEWER THAN 1,200 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN STOCKHOLDERS WHO OWN MORE THAN 1,200 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON AND MS. FONNER BELIEVE THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF "ROUND LOT" STOCKHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANY'S SMALL STOCKHOLDERS AT THE EXPENSE OF THE COMPANY'S LARGE STOCKHOLDERS.

     After reducing the number of outstanding shares to approximately 300,000, the Revised Plan contemplates (i) the issuance of an equal number of additional shares to Capston; (ii) the issuance of an indeterminate number of shares to the owners of a Target Company (although it is anticipated that such persons will ordinarily want to control at least 80% of the Company's Common Stock upon completion of a business combination transaction); (iii) the payment of third-party finders' fees of up to 5% of the number of shares issued to the owners of the Target Company; and (iv) a change in the Company's name to one selected by management of the Target Company.

    The determination of the number of shares to be issued in connection with a business combination transaction is not an exact science and entails a great deal of subjective business judgment. In arriving at an optimal capital structure for a business combination transaction, Capston and Ms. Fonner will ordinarily evaluate the strengths, weaknesses and growth potential of the Target Company against similarly situated publicly-held companies in the same market segment. Based on this analysis, Capston and Ms. Fonner will then attempt to estimate the stabilized market capitalization that the Target Company can expect to achieve under reasonably foreseeable circumstances. This value will then be risk weighted by an appropriate factor and used to determine the number of shares that can be issued by the Company if the goal is to reach a target stabilized stock price of $5 to $10 per share. In the case of a Target Company that can only reasonably expect a stabilized market capitalization of $10 million to $15 million, the number of shares issuable to the owners of the Target Company will be much smaller than would be the case if the Target Company could reasonably expect a stabilized market capitalization of $50 million to $75 million, or more. In any event, Capston does not intend to enter into a transaction where it expects the stabilized market price of the Common Stock to be less than $5 per share. There can be no assurance, however, that Capston and Ms. Fonner will be successful in meeting this performance benchmark, that its subjective business judgments will prove to be accurate or that its estimate of the stabilized market capitalization that a Target Company can expect to achieve will prove to be reasonable.

    The following table reflects the potential ownership of the Existing Stockholders, Capston, the Target Company and the
Finders under several possible business combination scenarios:

                    POTENTIAL DILUTION TABLE

                       80% to         90% to         95% to
                     Target Co.     Target Co.     Target Co.
                   Stockholders    Stockholders   Stockholders
                   Shares Percent Shares Percent Shares Percent

Existing Stockholders (est.)300,0009.62%300,000   4.82%300,000
2.39%
Capston (est.)    300,000    9.62%300,000   4.82%300,000   2.39%
Target Company Stockholders2,400,00076.92%5,400,00086.75%11,
400,000            90.69%
Finders           120,000    3.85%  225,000  3.61%   570,000
  4.53%
Total           3,120,000  100.00%6,225,000100.00%12,570,000
100.00%

    The potential business combination scenarios set forth above are only intended to serve as examples of the range of business combination transactions will be permissible under the Revised Plan and it is possible that the final terms of a business combination may fall outside of the range presented. Since Capston and Ms. Fonner have not yet identified a Target Company, or commenced any discussions or negotiations with the owners thereof, it is impossible to predict the ultimate structure of a future business combination or to quantify the final interest of the Existing Stockholders in the combined entity. Notwithstanding the foregoing, Capston's interest in the combined entity will remain approximately equal to the interest of the Existing Stockholders and such interest may not be increased to the disadvantage of the Existing Stockholders.

Acquisition Opportunities

    In implementing a business combination transaction, the Company may become a party to a merger, consolidation, reorganization, joint venture, franchise or licensing agreement with another corporation or entity. It may also purchase stock or assets of an existing business. After the consummation of a business combination transaction, it is likely that the existing Stockholders of the Company will only own a small minority interest in the combined entity. Moreover, in connection with the acquisition transaction, all of the Company's officers and directors will ordinarily resign and be replaced by new officers and directors without a vote of the existing Stockholders. Capston does not intend to obtain the approval of the existing Stockholders prior to consummating any acquisition or business combination other than a statutory merger that requires a
Stockholder vote. Capston and its officers, directors and consultants do not intend to sell any shares held by them in connection with a business combination transaction, although it is expected that they will subsequently sell part or all of such shares in open-market transactions.

    It is anticipated that any securities issued in a business combination transaction will be issued in reliance on exemptions from registration under applicable Federal and state securities laws. In some circumstances, however, as a negotiated element of a business combination, the Company may agree to register such securities either at the time the transaction is consummated or at some specified time thereafter. The issuance of substantial additional securities and their potential resale into any trading market that may develop may have a depressive effect on such market. While the actual terms of a transaction to which the Company may become a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so called "tax free" reorganization under Sections 368 or 351 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to obtain tax free treatment under the Code, it will ordinarily be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the existing Stockholders of the Company would retain less than 10% the outstanding shares of the combined entity. See "Potential Dilution Table," above. The Company intends to structure any business combination in such manner as to minimize Federal and state tax consequences to the Company and any Target Company.

    As part of the Company's investigation of potential business opportunities, Capston and its officers, directors and consultants may meet personally with management and key personnel, visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check the references of management and key personnel, and take other reasonable investigative measures, to the extent of the Company's limited resources and Capston's limited expertise. The manner in which the Company participates in a particular business opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties to the proposed transaction, and the relative negotiating strength of the Company and such other parties.

     With respect to any business combination negotiations, Capston and Ms. Fonner will ordinarily focus on the percentage of the Company which the Target Company's Stockholders would acquire in exchange for their ownership interest in the Target Company. Depending upon, among other things, the Target Company's assets and liabilities and the perceived future value of the combined entity's securities, the Company's existing Stockholders will, in all likelihood, only own a small minority interest in the combined entity upon completion of the business combination transaction. Therefore, any business combination effected by the Company can be expected to have a significant dilutive effect on the percentage ownership of the Company's existing Stockholders.

    Upon completion of a business combination transaction, there can be no assurance that the combined entity will have sufficient funds to undertake any significant business activities. Accordingly, the combined entity may be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined entity might be required to issue substantial additional equity securities. There is no assurance that the combined entity will be able to obtain additional financing on terms acceptable to its management.

    It is anticipated that the investigation of various business opportunities and the negotiation, drafting and execution of the required business combination agreements, disclosure documents and other instruments will require substantial management time and attention and involve substantial costs for accountants, attorneys and others. If a decision is made not to participate in a particular business opportunity the costs incurred by the Company in connection with the related investigation will not be recoverable. Furthermore, even if an agreement is reached, the failure to finalize and close on that agreement may result in the complete loss of the related costs incurred by the Company.

Combination Suitability Standards

    Subject only to the fiduciary obligations imposed by the GCLD, Capston and Ms. Fonner will have virtually unlimited discretion in screening and evaluating potential business opportunities for the Company, and in negotiating the terms of a business combination agreement on behalf of the Company. Stockholders should be aware that the process of screening and evaluating potential business opportunities and negotiating
business   combination  agreements  is  highly   subjective   and
dependent, in large part, on the particular facts and circumstances surrounding a specific business opportunity. Accordingly, Capston and Ms. Fonner have not established specific and quantifiable combination suitability standards. Notwithstanding the generality of the foregoing, Capston and Ms. Fonner intend to focus their acquisition efforts on companies that have sufficient assets, net worth and business history to qualify the combined companies for listing on the Nasdaq Small Cap Market. In addition, Capston and Ms. Fonner intend to use their best efforts to negotiate a business combination structure that they believe will be likely to result in a stabilized market price of at least $5 per share for the stock of the combined companies. There can be no assurance, however, that Capston and Ms. Fonner will be successful in this regard or that their subjective business judgments will prove to be accurate. These risks are compounded by the fact that Capston and Ms. Fonner do not intend to seek an independent appraisal or a fairness opinion in connection with any business combination transaction.

Nasdaq Listing Requirements

    As noted above, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Since it can be difficult to raise additional money for a company that went public through a reverse takeover transaction until performance is demonstrated, Capston and Ms. Fonner believe the Company will be most useful in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital.

    In addition, Capston and Ms. Fonner believe the Company and its Stockholders will be best served by accepting a relatively small interest in a large transaction, as opposed to a relatively large interest in a small transaction. The reasons for this belief are numerous. First, Capston and Ms. Fonner believe that the ongoing costs and expenses associated with reporting under the Exchange Act can be a significant burden for a small company. Second, Capston and Ms. Fonner believe that larger established companies are more likely to prosper than smaller early-stage companies. Finally, Capston and Ms. Fonner believe that a relatively large business combination transaction will be required to satisfy the minimum entry standards for the Nasdaq Stock Market and other Regional and National Stock Exchanges. For example, the following table outlines the newly-adopted Entry Standards for companies that wish to have their securities listed in the Nasdaq Small Cap Market:


                       Entry Standards for
                     Nasdaq Small Cap Market

Net  Tangible  Assets  (Total Asset less  Total  Liabilities  and
   Goodwill)                                       $4,000,000 or
Market Capitalization                         $50,000,000 or
Net Income (2 of last 3 years)                        $750,000

Total Assets                                               N/A
Total Equity                                               N/A
Public Float (Shares)                                1,000,000
Market Value of Float                               $5,000,000
Bid Price                                                $4.00
Market Makers                                                3
Round Lot Stockholders                                     300
Operating History (years)                                 1 or
Market Capitalization                              $50,000,000

    Similarly,  the  following table outlines  the  newly-adopted
Entry Standards for companies that wish to have their securities listed in the Nasdaq National Market System:

                       Entry Standards for
                  Nasdaq National Market System

                         Alternative 1Alternative 2Alternative 3
Net Tangible Assets        $6,000,000  $18,000,000         N/A
Market Capitalization             N/A          N/A $75,000,000 or
Total  Assets                       N/A          N/A  $75,000,000
and
Total Revenue                     N/A          N/A $75,000,000
Pre-tax Earnings (2 of last 3 years)$1,000,000 N/A         N/A
Public Float (shares)       1,100,000    1,100,000   1,100,000
Market Value of Float      $8,000,000  $18,000,000 $20,000,000
Bid Price                       $5.00        $5.00       $5.00
Market Makers                       3            3           4
Round Lot Stockholders            400          400         400
Operating History (years)         N/A            2         N/A

    Since the size of the Target Company acquired by the Company will, in large part, determine the market where the securities of the combined entity will qualify for listing, Capston intends to use all reasonable commercial efforts to identify and negotiate with the largest possible business combination candidates.

Exemption from Rule 419

    As a reporting issuer under the Exchange Act, the Company's proposed activities are not subject to SEC Rule 419 which was adopted to strengthen the regulation of "blind pool" companies which Congress has found to have been common vehicles for fraud and manipulation in the penny stock market. The Company is not subject to Rule 419 because it is not offering stock to the public in an offering registered under the Securities Act. Accordingly, Stockholders are not entitled to the substantive protection provided by Rule 419.

Penny Stock Rules

    Trading of the Company's Common Stock is presently governed by the SEC's "Penny Stocks Rules" which apply to all Bulletin Board stocks that cost less than $5.00 per share and are issued by companies having less than $5,000,000 in net tangible assets. Although the Company may have more than $5,000,000 in net tangible assets after the completion of a business combination transaction, there is no assurance that the Company will ever be exempt from the Penny Stock rules. The Penny Stock Rules impose substantial sales practice burdens and requirements upon broker-dealers who sell such securities to persons other than established customers and accredited investors. Before effecting transactions covered by the Penny Stock rules, a broker-dealer must make a special suitability determination for each purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the Penny Stock rules may affect the ability of broker-dealers to effect market transactions in the stock of the combined entity and also may affect the ability of persons now owning or subsequently acquiring the stock of the combined entity to resell such securities in any trading market that may develop. Such factors may also have a material adverse impact on the future market price of the Common Stock.

Fees to Capston and Others

    No direct or indirect compensation has been paid or accrued to Capston, Ms. Fonner or any of their employees, agents or affiliates to date and except as set forth below, no direct or indirect compensation will be payable to Capston, Ms. Fonner or any of their employees, agents or affiliates in the future.

    Stock Issuance to Capston. Subject to Stockholder approval, the Company intends file a Form S-8 Registration Statement under the Securities Act to register approximately 300,000 shares of Common Stock that will be issuable to Ms. Fonner and other persons designated by Capston as compensation for services rendered in connection with the development and implementation of the Revised Plan. Therefore, if Capston and Ms. Fonner are successful in arranging a business combination for the Company, approximately fifty percent (50%) of the net value derived will vest in Ms. Fonner and other persons designated by Capston, and the remaining fifty percent (50%) will inure to the benefit of the existing Stockholders of the Company. To the extent that shares of Common Stock are issued to Ms. Fonner or any other person  who  may  be deemed to be an affiliate of  Capston,  such shares will be treated as "control securities" under the Securities Act and resales of such shares will be subject to the volume, manner of sale and notice requirements of SEC Rule 144 for a period of 90 days after the closing of a business combination transaction. THE ORIGINAL PLAN PROPOSED BY CAPSTON AND MS. FONNER PROVIDED FOR THE ISSUANCE OF 200,000 SHARES TO PERSONS DESIGNATED BY CAPSTON, RATHER THAN THE APPROXIMATELY 300,000 SHARES PROVIDED FOR IN THE REVISED PLAN. THIS ASPECT OF THE REVISED PLAN WILL PROVIDE AN ADDITIONAL BENEFIT TO CAPSTON AND MS. FONNER.

     Acquisition Fees to Capston. Under the PMA, the Company will not be obligated to reimburse Capston for the out-of-pocket expenses incurred in connection with the reinstatement of the Company's certificate of incorporation, the preparation and filing of the Company's reports under the Exchange Act and the investigation of business opportunities on behalf of the Company. Notwithstanding the foregoing, Capston will ordinarily attempt to negotiate a "merger and acquisition fee" or "non-accountable expense allowance" of up to $150,000 that will be payable solely by the Target Company or other parties to a business combination transaction. The amount of such fees and/or expense allowances, if any, will be subject to direct negotiation between Capston and the Target Company or such other parties. Accordingly, it is impossible to predict whether such fees and/or expense allowances will be paid or to estimate the potential amount of such payments. Neither the Company nor any of the existing Stockholders will have any claim to or interest in any fees or expense allowances that are paid to Capston by the owners of any business opportunity. THE ORIGINAL PLAN PROPOSED BY CAPSTON DID NOT SPECIFICALLY PERMIT CAPSTON TO NEGOTIATE FOR OR RECEIVE ANY MERGER AND ACQUISITION FEES OR NON-ACCOUNTABLE EXPENSE ALLOWANCES. IT DID, HOWEVER, OBLIGATE THE COMPANY TO REIMBURSE CAPSTON FOR ALL OUT-OF-POCKET EXPENSES INCURRED BY CAPSTON ON BEHALF OF THE COMPANY. NEVERTHELESS, THIS ASPECT OF THE REVISED PLAN MAY PROVIDE AN ADDITIONAL BENEFIT TO CAPSTON AND MS. FONNER THAT WAS NOT SPECIFICALLY CONTEMPLATED IN THE ORIGINAL PLAN.

    Finder's Fees. As is customary in the industry, the Company may pay a finder's fee to unrelated third parties who introduce the Company to a suitable acquisition prospect. If any such fee is paid, it will be approved by the Company's Board of Directors and will be in accordance with the standards discussed herein. Finder's fees in business combination transactions are customarily between 2% and 5% of the total transaction value, based upon various factors. If the Revised Plan is approved by Stockholders, Capston and Ms. Fonner intend to offer a graduated finders' fee schedule to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the formula proposed by Capston and Ms. Fonner, the finders will receive up to 2% of the total transaction value on transactions of $2 million or less; 3% of the total transaction value on transactions of $2 million to $4 million; 4% of the total transaction value on transactions of $4 million to $6 million; and 5% of the total transaction value on transactions of more than $6 million. Since the Company does not have sufficient financial resources to pay such a finder's fee in cash, it is anticipated that any finder's fees will be paid with shares of the Company's Common Stock which will ordinarily be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finder's fees will be paid to Capston, Ms. Fonner or any of their employees, agents or affiliates without the prior consent of the Stockholders. THE ORIGINAL PLAN PROPOSED BY CAPSTON PROVIDED FOR THE PAYMENT OF GRADUATED FINDERS FEES THAT DECREASED AS THE TOTAL TRANSACTION VALUE INCREASED. THIS ASPECT OF THE REVISED PLAN WILL PROVIDE AN ADDITIONAL BENEFIT TO THE FINDERS WHO INTRODUCE THE COMPANY TO A SUITABLE ACQUISITION CANDIDATE.

    Other Stock Issuances. Certain attorneys and other advisors who will be retained to represent the Company or a Target Company in connection with a business combination transaction may agree to accept shares of the Company's Common Stock as full or partial payment for professional fees associated with services rendered to the Company or the Target Company. Such shares, if any, will ordinarily be registered under the Securities Act prior to issuance. If shares of the Company's Common Stock are used to pay professional fees, the level of dilution incurred by the existing Stockholders will be increased. THE ORIGINAL PLAN PROPOSED BY CAPSTON DID NOT SPECIFICALLY PROVIDE FOR THE PAYMENT OF LEGAL AND OTHER PROFESSIONAL FEES WITH STOCK OF THE COMPANY.


                          RISK FACTORS

    The Revised Plan proposed by Capston involves a high degree of risk. Stockholders should carefully consider the following factors, among others, before executing the Proxy Card enclosed herewith.

   Special note regarding forward-looking statements. Certain statements contained or incorporated by reference in this Proxy Statement, including without limitation, statements containing the words "believes," "anticipates," "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, Capston or Ms. Fonner to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Certain of these factors are discussed in more detail elsewhere in this Proxy Statement. Given these uncertainties, stockholders are cautioned not to place undue reliance on such forward-looking statements. The Company, Capston and Ms. Fonner disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

    Arbitrary and Inequitable Reverse Split Procedures. THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON AND MS. FONNER DO NOT TREAT ALL STOCKHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF "ROUND LOT" STOCKHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANY'S COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE REVISED PLAN, STOCKHOLDERS WHO OWN FEWER THAN 1,200 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN STOCKHOLDERS WHO OWN MORE THAN 1,200 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON AND MS. FONNER BELIEVE THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF "ROUND LOT" STOCKHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANY'S SMALL STOCKHOLDERS AT THE EXPENSE OF THE COMPANY'S LARGE STOCKHOLDERS.

    Increased Compensation to Capston. THE ECONOMIC BENEFITS TO BE DERIVED BY CAPSTON AND MS. FONNER UNDER THE REVISED PLAN ARE SIGNIFICANTLY GREATER THAN THE ECONOMIC BENEFITS PROVIDED FOR IN THE ORIGINAL PLAN. FIRST, CAPSTON AND MS. FONNER JOINTLY WILL RECEIVE A TOTAL OF 300,000 SHARES OF COMMON STOCK INSTEAD OF THE 200,000 SHARES PROVIDED FOR IN THE ORIGINAL PLAN. SECOND, CAPSTON AND MS. FONNER WILL BE AUTHORIZED TO NEGOTIATE AND RETAIN AN
ACQUISITION FEE OR NON-ACCOUNTABLE EXPENSE ALLOWANCE OF UP TO $250,000 THAT WILL BE PAYABLE SOLELY BY THE TARGET COMPANY OR OTHER PARTIES TO A BUSINESS COMBINATION TRANSACTION AND NEITHER THE COMPANY NOR ANY OF THE EXISTING STOCKHOLDERS WILL HAVE ANY CLAIM TO OR INTEREST IN ANY FEES OR EXPENSE ALLOWANCES THAT ARE PAID TO CAPSTON AND MS. FONNER BY THE OWNERS OF ANY BUSINESS OPPORTUNITY. WHILE CAPSTON AND MS. FONNER BELIEVE THAT THE INCREASED LEVELS OF COMPENSATION ARE JUSTIFIED UNDER THE CIRCUMSTANCES, ANY ADDITIONAL ECONOMIC BENEFIT DERIVED BY CAPSTON AND MS. FONNER WILL REDUCE THE POTENTIAL ECONOMIC BENEFIT TO THE EXISTING STOCKHOLDERS.

    No Specific Acquisition Plans. The Company intends to engage as soon as is reasonably possible, in the search for and evaluation of potential acquisition opportunities, but it will not engage in the business of investing, reinvesting, owning, holding, or trading securities. While Capston is actively evaluating potential acquisitions for the Company, none of the potential transactions are probable at the date of this proxy statement. Capston and Ms. Fonner have made no specific acquisition plans and no specific industry or area of business has been selected for investment. There is no assurance Capston, Ms. Fonner and their consultants will possess the experience and skills necessary to make an informed judgment about any business or industry that may be chosen. Accordingly, the nature of the Revised Plan involves an extremely high degree of risk and the Common Stock is not a suitable investment for anyone who cannot afford the loss of his entire investment.

    Blind Pool. Since Capston and Ms. Fonner have not identified, or taken any steps toward the acquisition of, any specific operating business, ownership of the Common Stock involves an extremely high degree of risk. The Company's proposed business is, in fact, a Blind Pool over which the Stockholders will have no meaningful control. It is anticipated that under most circumstances Stockholders will not be afforded the opportunity to evaluate the merits of a proposed business combination transaction. Therefore, Stockholders must rely upon Capston and Ms. Fonner to identify an acquisition target and negotiate the terms of a business combination transaction. If Capston and Ms. Fonner are successful in their efforts to identify an acquisition target and negotiate the terms of a business combination transaction, Stockholders will not ordinarily be afforded the opportunity to vote or otherwise grant or withhold consent to the proposed transaction. Moreover, in the event that a business combination transaction is effected in the form of a "reverse takeover" Stockholders and prospective investors will not receive full Exchange Act disclosure relating to the business and financial affairs of the target company until Webcor files its Annual Report on Form 10-K for the year of the business combination transaction. Accordingly, Stockholders must rely upon the abilities of Capston, Ms. Fonner and their consultants. Notwithstanding the foregoing, the Company will be required to file a Current Report on Form 8-K to disclose limited information concerning the acquisition within 15 days after the closing of the acquisition. While the technical requirements of Form 8-K will ordinarily allow the Company to file financial information on the acquired company up to 60 days after the date of its initial report on Form 8-K Capston does not intend to close any business combination transaction until the financial information required by Form 8-K is available for filing with the SEC.

    Limited Assets of the Company. As of the date of this Proxy Statement, the Company has no material assets and it is not anticipated that the Company will acquire any substantial assets other than the assets of a Target Company. Any business activity the Company may eventually undertake will require substantial capital. Since the Company does not know which type of business it will acquire or the capital requirements for such business, there can be no representations respecting the future capital needs of the Company.

    Potential Need for Additional Financing. No cash compensation has been paid or accrued to Capston, Ms. Fonner or any of their employees, agents or affiliates to date. Under the PMA, the Company will not be obligated to reimburse Capston for the out-of-pocket expenses incurred in connection with the reinstatement of the Company's certificate of incorporation, the preparation and filing of the Company's reports under the Exchange Act and the investigation of business opportunities on behalf of the Company. There is no assurance that Capston will have sufficient resources to advance all required expenses and if Capston's resources are insufficient, the Company may be required to seek additional capital. No assurance can be given that the Company will be able to obtain additional capital or, that any funds will be available on terms acceptable to the Company.

    Intense Competition. The Company is and will continue to be an insignificant participant in the business of seeking business opportunities. A large number of established and well-financed entities, including venture capital firms, have recently increased their acquisition activities, especially among companies active in high technology fields. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying suitable acquisition candidates and concluding a business combination transaction.

    Dependence on Part-Time Management. The Company has no employees and the Company's success will be largely dependent on the decisions made by Capston, Ms. Fonner and their consultants, none of whom will devote their full time to the affairs of the Company.

    Experience of Capston. Although Capston, Ms. Fonner and their consultants have general business, finance and acquisition experience, Stockholders should be aware that Capston, Ms. Fonner and their consultants are not expected to have any significant experience in operating any business that the Company might choose to acquire. Accordingly, the Company will be required to retain outside professionals to assist it initially in assessing the merits and risks of any proposed acquisition and thereafter in operating any acquired business. No assurance can be made that the Company will be able to obtain such assistance on terms acceptable to the Company.

    No Assurance of Acquisition of Operating Entity. Although the Company proposes to combine with an existing, privately held business which may or may not be profitable but which is believed to have significant growth potential (irrespective of the industry in which such company engages) and although Capston and Ms. Fonner have received inquires from several companies seeking to combine with publicly held "shells", neither Capston nor Ms. Fonner have solicited any proposals regarding the Company's potential combination with another business. There are no assurances that Capston, Ms. Fonner and their consultants will be able to locate a suitable combination partner or that a combination can be structured on terms acceptable to the Company.

    Bankruptcy Law Considerations. The Company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on February 1, 1989 which was subsequently converted to a case under Chapter 7 on October 1, 1990 and closed November 13, 1996. While this Bankruptcy proceeding resulted in the sale of all corporate assets and the use of the proceeds therefrom to pay corporate liabilities, it did not formally "discharge" the unpaid balance of the Company's debts. While Capston and Ms. Fonner believe that legal actions to enforce unpaid obligations of the Company are now barred by statutes of limitation which require that suits to enforce obligations be instituted within a specified period of time, the existence of the prior bankruptcy will make the "due diligence" process more complex and may make it more difficult for Capston to negotiate a business combination transaction on favorable terms.

    Control of Combination Procedure by Capston and Ms. Fonner. A combination of the Company with another entity may be structured as a merger or consolidation or involve the direct issuance of the Company's Common Stock in exchange for the Target Company's stock or assets. The Corporation Law of Delaware requires the affirmative vote of the holders of at least a majority of the outstanding shares of a Delaware corporation's capital stock to approve a merger or consolidation, except in certain situations in which no vote of the Stockholders is necessary. Since Stockholder approval is not required in connection with the issuance of stock in exchange for stock or assets, it is anticipated that Capston and Ms. Fonner will have complete control over the Company's combination policies and procedures. Capston and Ms. Fonner do not intend to seek a fairness opinion in connection with any business combination transaction.

    Dilution Resulting from Combination. It is anticipated that any entity which satisfies the Capston's combination suitability standards will possess assets and other indicia of value substantially greater than those of the Company. Consequently, any business combination will almost certainly result in a substantial dilution in the percentage ownership and voting power of the Company's existing Stockholders in the combined entity. In the aggregate, the Company's existing Stockholders will probably own a small minority percentage of the combined entity's voting securities, with a concomitant reduction in their power to elect directors and otherwise to influence management policies. See "Potential Dilution Table."

    Likely Change in Control. The successful completion of a business combination will likely result in a change of control resulting from the issuance of a large number of shares of the Company's authorized and unissued Common Stock. Any such change in control is also likely to result in the resignation or removal of the Company's current Officers and Directors. In such an event, no assurance can be given as to the experience or qualifications of successor management in the operation of the business, assets or property of the combined entity, although it is likely that successor management will have greater experience in the business of the combined entity than Capston, Ms. Fonner and their consultants.

    No Market Research. The Company has neither conducted nor have others made available to it results of market research concerning the availability of potential business opportunities. Therefore, Capston and Ms. Fonner can offer no assurances that market demand exists for a business combination of the type contemplated by the Revised Plan. Capston and Ms. Fonner have not identified any particular industry or specific business within an industry for evaluation by the Company. There is no assurance the Company will be able to acquire a business opportunity on favorable terms.

    Lack of Diversification. In the event that Capston and Ms. Fonner are successful in identifying and evaluating a suitable Target Company, the Company will in all likelihood be required to issue shares of its Common Stock in a business combination transaction. Since the issuance of additional Common Stock will result in a dilution of the ownership interest of the Company's existing Stockholders, it is unlikely the Company will be capable of negotiating more than one business combination transaction. Consequently, the Company's lack of diversification may subject it to economic fluctuation within a particular industry in which the Target Company conducts business.

    Potential Conflicts of Interest. Ms. Fonner presently serves as the sole director of Arnox Corporation and Bio-Response, Inc. Each of these companies is a publicly-held shell that has been re-activated by Capston and Ms. Fonner within the preceding 18 months pursuant to a plan of reorganization that is similar to the Revised Plan described in this Proxy Statement. In addition, Capston and Ms. Fonner have filed a substantially identical proxy statement for Marci International Imports, Inc. and anticipates that the meeting of Marci's stockholders will be conducted on the same date and at the same place the meeting of Webcor's
stockholders   , although such meetings will be held at different
times.      Moreover,  Capston and  Ms.  Fonner  intend  to  file
substantially identical proxy statements for up to 12 additional companies within the next 12 months. All of these activities may be competitive with the proposed business activities of the Company. Since the principal business of Capston and Ms. Fonner
involves  the  restructuring of defunct  public  companies     as
public   shells       for  the  purpose  of  effecting   business
combination  transactions with suitable operating companies,   as
possible      conflicts of interest may arise or  may  appear  to
exist   in   respect  to  the  possible  diversion  of  corporate
opportunities to other entities with which they are or may become associated. No assurance can be given that any such potential conflicts of interest will not cause the Company to lose potential opportunities. October 15, 1996 there was a closing ask of $.10, with no closing bid. Even though the Company's stock has been continuously listed on the over NASD's Electronic Bulletin Board, there was no significant market activity. Although since the updating of the Company's records and last proxy, trading activity has been light, sporadic and irregular. On February 9, 1998, according to Bloomberg there were four market makers with the highest closing $.06 bid and highest asking bid of $.42 asked.

     No Assurance of Public Market. According to National Quotation Bureau, there was no significant market activity in the Company's stock since June, 1989 with the bid on October 15, 1996 there was a closing ask of .10, with no closing bid. Even though the Company's stock has been continuously listed on the over NASD's Electronic Bulletin Board, there was no significant market activity. Since the updating of the Company's records and last proxy, trading activity has been light, sporadic and irregular. On February 9, 1998, according to Bloomberg there were four market makers with the highest closing $.06 bid and highest asking bid of $.42.
     There can be no assurance that an active and liquid trading market for the Company's Common Stock will develop if Capston is able to successfully implement the Revised Plan and conclude a business acquisition transaction with a Target Company,. Even if a trading market does in fact develop for the Common Stock, there is a possibility that it will not be sustained and Stockholders may have difficulty in selling their Common Stock in the future at any price.

    Possible Issuance of Additional Shares. If the Revised Plan is approved by the Stockholders, the Company's Certificate of Incorporation will authorize the issuance of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Any Preferred Stock that is subsequently issued by the Company may be subject to conversion into Common Stock on terms approved by the Board of Directors. If the Revised Plan is approved by the Stockholders, approximately 98% of the Company's authorized shares of Common Stock will be available for acquisition of a business opportunity, future financing activities, and other corporate purposes. The Revised Plan specifically contemplates the issuance of shares of Common Stock to unrelated third parties in connection with a business combination transaction. Moreover, after completion of a business combination, the Board of Directors of the combined companies will have the power to issue additional shares of Common Stock without Stockholder approval. Although the Company currently has no commitments, contracts or intentions to issue any additional shares, Stockholders should be aware that any such issuance may result in a reduction of the book value or market price, if any, of the outstanding shares of Common Stock. If the Company issues additional shares, such issuances will also cause a reduction in the proportionate ownership and voting power of all other Stockholders. Further, any new issuance of shares of Common Stock may result in a change of control of the Company. If any acquisition resulted in a change of control, there can be no assurance as to the experience or qualifications of those new persons involved in either the management of the Company or of the business being acquired. In that event, future operations of the Company and the payment of dividends, if any, would be wholly dependent upon such persons.

    No Dividends. The Company has not paid any dividends upon its Common Stock, and by reason of its present financial status and its contemplated financial requirements, does not contemplate paying any dividends in the foreseeable future.

    Penny Stock Rules. Trading of the Company's Common Stock is presently governed by the SEC's "Penny Stocks Rules" which apply to all Bulletin Board stocks that cost less than $5.00 per share and are issued by companies having less than $5,000,000 in net tangible assets. Although the Company may have more than $5,000,000 in net tangible assets after the completion of a business combination transaction, there is no assurance that the Company will ever be exempt from the Penny Stock rules. The Penny Stock Rules impose substantial sales practice burdens and requirements upon broker-dealers who sell such securities to persons other than established customers and accredited investors. Before effecting transactions covered by the Penny Stock rules, a broker-dealer must make a special suitability determination for each purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the Penny Stock rules may affect the ability of broker-dealers to effect market transactions in the stock of the combined entity and also may affect the ability of persons now owning or subsequently acquiring the stock of the combined entity to resell such securities in any trading market that may develop. Such factors may also have a material adverse impact on the future market price of the Common Stock.


                          PROPOSAL ONE
         RATIFICATION OF REINSTATEMENT, AND SEC FILINGS

    Acting in its capacity as the beneficial owner of 5,000 shares of the Company's Common Stock, and without first receiving any consent, approval or authorization of any former officer or director of the Company, or any other Stockholder, Capston effected a reinstatement of the Company's Certificate of Incorporation on December 26, 1996. After restoring the Company's Certificate of Incorporation, Capston retained the firm of Want & Ender, P.C. to prepare an audited balance sheet of the Company and the related statements of operations, changes in Shareholders equity (deficit), and cash flows at the close of bankruptcy, November 13, 1996. Capston then filed with the SEC an omnibus Annual Report on Form 10-K for the fiscal years, March 31, ended 1989 through 1996 and has subsequently filed on behalf of the Company all reports required to be filed under the Exchange Act. In addition, Capston has prepared this Proxy Statement for distribution to the Shareholders. In connection therewith, Capston advanced all of the costs and expenses associated with the preparation of audited financial statements for the Company, together with all of the filing fees due to the SEC. As a result of these actions, the Company has been brought current with respect to its reporting obligations under the Exchange Act and is once again in compliance with applicable SEC regulations with respect to reporting.

    The foregoing actions have been taken by Capston, acting in its capacity as a stockholder, and Ms. Fonner, acting in her capacity as the sole officer and director of Capston, for the sole purpose of calling and holding a meeting of the Company's stockholders in conformity with the requirements of Section 312(h) of the GCLD. Capston and Ms. Fonner have not assumed general authority to act on behalf of the Company and have taken no corporate actions that are not required by statute, rule or regulatory authority to be taken prior to the Meeting. As a result of these actions, Capston and Ms. Fonner have voluntarily assumed statutory liability under the GCLD and the Exchange Act and, accordingly, must at all times comply with the obligations imposed thereby. These obligations include, among others, the duty to act in a manner that is in or not opposed to the best interest of the stockholders, to file with the SEC the periodic and other reports required under Section 12 of the Exchange Act and to make timely, full and fair disclosure of all material facts. In the event a Quorum is not present at the meeting, or the stockholders reject the Revised Plan, then Capston and Ms. Fonner intend to withdraw the Certificate of Renewal, Revival, Extension and Restoration of the Company's Certificate of Incorporation, file with the SEC a Current Report on Form 8-K describing the results of the Meeting and take no further action on behalf of the Company, thereby restoring the status quo as it existed prior to the original filing of the Certificate of Renewal, Revival, Extension and Restoration of the Company's Certificate of Incorporation.

    Except as set forth above, Capston has taken no action and exercised no powers on behalf of the Company. The foregoing actions have been taken by Capston solely for the purpose of calling a Special Meeting of the Shareholders for the purposes set forth herein and insuring that the Special Meeting is called and held in full compliance with the requirements of Delaware law, the Exchange Act and applicable SEC rules and regulations.

    This proposal is not intended to constitute a ratification of any or all actions Capston and Ms. Fonner may have taken with respect to the Company to date and the Stockholders are only being asked to ratify the actions of Capston and Ms. Fonner in
(i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Exchange Act.
   If the ratification proposal is adopted by the requisite stockholder vote, the ratification would limit the rights of the Company and its shareholders to commence or maintain legal actions against Capston or Ms. Fonner with respect to the ratified actions. The proposal would not, however, reduce, limit or eliminate Capston and Ms. Fonner's liabilities and responsibilities under the GCLD or the federal securities laws.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to ratify Capston's actions in restoring the Company's Certificate of Incorporation and filing the Company's required reports with the SEC. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON  ASKS  ALL  SHAREHOLDERS  TO  APPROVE  THE  PROPOSED
RATIFICATION OF CAPSTON'S ACTIONS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSAL UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                          PROPOSAL TWO
                      AMENDMENT OF BY-LAWS

   Due to personal liability issues and the unavailability of insurance, small public companies frequently encounter significant difficulties in recruiting third parties to serve as members of their board of directors. These difficulties are compounded in the case of the Company because (i) the prior actions of Capston and Ms. Fonner were taken without first receiving any consent, approval or authorization of any former officer or director of the Company, (ii) the Company is a reporting issuer that has no assets, ongoing business or immediate business prospects, and (iii) the ultimate success of the Company's business plan will depend on the abilities of Capston and Ms. Fonner to identify a suitable combination target and negotiate an acceptable combination agreement. Under these circumstances, Capston and Ms. Fonner do not believe they would be able to recruit additional persons to serve as members of the Company's board of directors pending the completion of a business combination transaction. Since Capston and Ms. Fonner are unable to propose a slate of three individuals to serve as directors of the Company directors pending the completion of a business combination transaction, the Revised Plan contemplates the election of Sally A. Fonner, the president of Capston, to serve as the sole member of the Company's Board of Directors until the 1999 annual Meeting of the Shareholders, or until the election and qualification of a successor board of directors. Since the Company's By-laws presently require a minimum of three directors, rather than the single director proposed under the Plan, it will be necessary to amend ARTICLE II, Section 2. of the Company's By-laws to read as follows:

    Section  1.  Number  and  Election of  Directors.  The  total number of directors constituting the entire Board of Directors shall be not less than one (1) nor more than nine
    (9),  with  the  then-authorized number  of  directors  being fixed from time to time solely by or pursuant to a resolution passed by the Board of Directors, provided, however, that the total number of directors shall be not less than three (3) during any period when the total stockholders' equity in the corporation exceeds $100,000. At any time when the Board of Directors consists of three (3) or more members, the Board of Directors shall be divided into three classes, designated Class I, Class II, and Class
    III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors. Initially, Class I directors shall be elected for a one-year term,
    Class II directors for a two-year term and Class III directors for a three-year term. Thereafter, Directors shall be elected to serve for a term of three years and until their successors are elected and qualified. A majority of the Directors shall constitute a quorum for the transaction of business. All resolutions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the Directors present at the meeting.

Shareholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed amendment to the Company's by-laws. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S BY-LAWS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE PLAN ARE NOT APPROVED BY THE SHAREHOLDERS.


                         PROPOSAL THREE
                    ELECTION OF SOLE DIRECTOR

    Since a full 50% quorum of the Stockholders was not present in person or by proxy at the original meeting, there are questions as to whether Sally A. Fonner has been duly elected as the sole director of the Company. Accordingly, it will be necessary to appoint at least one person to serve as a director of the Company, subject to the provisions of the by-laws of the Company, until the next Annual Meeting of the Stockholders, and until the election and qualification of a successor board of directors. Capston's sole nominee for membership on the Board of Directors is Ms. Sally A. Fonner, the sole Stockholder and president of Capston. A brief account of Ms. Fonner's business experience and education follows:

    Ms. Sally A. Fonner, age 48, has been an independently employed business consultant for most of the past fifteen years. She graduated from Stephens University in 1969 with a Bachelor of Arts Degree in Social Systems. After a stint in the private sector, Ms. Fonner returned to further her education and obtained her MBA Degree from the Executive Program of the University of Illinois in 1979. In many of her assignments as a business consultant, she is frequently engaged in dealings which involve financiers and large monetary transactions. Ms. Fonner has been engaged for the last two years in the complex area of financing rehabilitation providers. Ms. Fonner presently serves as the sole director of Arnox Corporation and Bio-Response, Inc. Each of these companies is a publicly-held shell that has been re-activated by Capston and Ms. Fonner within the preceding 18 months pursuant to a plan of reorganization that is similar to the Revised Plan described in this Proxy Statement. In addition, Capston and Ms. Fonner have filed a substantially identical proxy statement for Marci International Imports, Inc. and anticipates that the meeting of Marci's stockholders will be conducted on the same date and at the same place the meeting of Webcor's stockholders, although such meetings will be held at different
times.       While  Capston  is  actively  negotiating   proposed
business combination agreements for Arnox and Bio-Response, and evaluating potential acquisitions for Marci and Webcor none of the proposed transactions has closed at the date of this Proxy Statement, none of the potential transactions are probable at the date of this proxy statement and there can be no assurance that one or more of these companies will not ultimately compete with the Company for a business opportunity.

    Board and Committee Activity, Structure and Compensation. Ms. Fonner will receive no compensation for serving as the sole director of the Company, although she will likely be allocated a substantial portion of the Compensation Shares provided for in the Revised Plan. After the completion of a business combination transaction, directors who are not salaried employees of the Company will likely receive a cash stipend for attending meetings of the Board, together with reimbursement for expenses incurred in connection with attending each such meeting. The Company does not currently have any standing committees; however, it is expected that the Board will likely designate an Executive Committee, a Compensation Committee and an Audit Committee after the completion of a business combination transaction.

Stockholders Entitled to Vote and Vote Required.

    Directors will be elected by a plurality of the votes cast by the holders of all shares of Common Stock entitled to vote at the
Meeting.    Only shares voted "FOR" or "AGAINST" Ms. Fonner  will
be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    CAPSTON ASKS ALL STOCKHOLDERS TO VOTE FOR THE ELECTION OF MS. FONNER TO SERVE AS THE SOLE DIRECTOR OF THE COMPANY UNTIL THE 1998 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR MS. FONNER UNLESS THE STOCKHOLDER VOTES AGAINST MS. FONNER OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE REVISED PLAN AS AN INTEGRATED WHOLE, CAPSTON
MAY  ELECT  TO  ABANDON THE REVISED PLAN IN ITS ENTIRETY  IF  ALL
ELEMENTS   OF   THE  REVISED  PLAN  ARE  NOT  APPROVED   BY   THE
STOCKHOLDERS.


                         PROPOSAL FOUR
           AMENDMENTS TO CERTIFICATE OF INCORPORATION

   4(a)    Proposed Reverse Split

    At the date of this Proxy Statement, the Company has an aggregate of 3,476,370 shares of Common Stock issued and outstanding. Since (i) Capston and Ms. Fonner believe that the owners of a suitable target company will ordinarily want to control at least 80% of the Company's Common Stock upon the completion of a business combination transaction, and (ii) Capston and Ms. Fonner believe an ultimate capitalization in the 2,500,000 to 5,000,000 share range is appropriate for a small public company, Capston and Ms. Fonner believe that it will be in the best interest of the Company and its Stockholders to reduce the number of outstanding shares to approximately 300,000 shares by means of a 1 for 12 reverse split. Capston and Ms. Fonner believe such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the Common Stock of the combined companies, and reduce the market volatility of the Common Stock of the combined companies. These changes, in turn, are expected to enhance the overall perception of the Common Stock among institutional investors and larger brokerage firms. These goals, if achieved, are expected to enhance the Company's ability to raise additional equity capital, and attract new market makers and institutional Stockholders.

    No fractional shares shall be issuable in conjunction with the proposed 1 for 12 reverse split and all calculations that would result in the issuance of fractional shares will be rounded up to the next highest whole number. In addition, no Stockholder who owned at least 100 shares of the Company's Common Stock on both January 20, 1998, the original Record Date for the Meeting, and on March 30, 1998, the final Record Date for the Meeting, shall receive fewer than 100 shares as a result of the proposed 1 for 12 reverse split and all calculations that would result in the issuance of fewer than 100 shares to a Stockholder will be rounded up to 100 shares. The following table illustrates the effect of the rounding procedures at various levels of stock ownership and the disproportionate benefit to be derived by holders of fewer than 1,200 shares.

Original StockStock Ownership After Reverse Split     Net Benefit
Effective
  Ownership Without RoundingWith RoundingFrom RoundingReverse Spli t

  12,000       1,000          1,000            -        1:12
   1,200         100            100            -        1:12
     900          75            100           25         1:9
     600          50            100           50         1:6
     300          25            100           75         1:3
     100           9            100           91         1:1

    Capston and Ms. Fonner have developed the rounding procedures described above for the express purpose of maximizing the number of "round lot" stockholders, meaning stockholders who own 100 or more shares. The underlying reasons for maximizing the number of round lot holders are as follows. First, it will be difficult and expensive for a holder of fewer than 100 shares to sell his shares, particularly in the small-cap markets. Second, it will be expensive for the Company to communicate with holders of fewer than 100 shares. Third, the Nasdaq market and other regional and national stock exchanges require between 300 and 2,500 round lot stockholders as a condition precedent to listing. Finally, if the Company were to effect a reverse split without using the rounding procedures described above, there would be fewer than 200 round lot holders of record, thereby making the Company significantly less attractive to a potential acquisition candidate. While the provisions relating to the rounding-up of stock positions to a minimum of 100 shares will result in a disproportionate benefit to the holders of more than 100 but fewer than 1,200 shares of Common Stock, these provisions will also maximize the number of "round-lot" holders and facilitate the subsequent efforts of a Target Company to obtain a Nasdaq or Exchange listing. Therefore, Capston and Ms. Fonner believe that the rounding procedures are reasonable under the circumstances.

    THE REVERSE SPLIT PROCEDURES PROPOSED BY CAPSTON AND MS. FONNER DO NOT TREAT ALL STOCKHOLDERS EQUALLY AND ARE INHERENTLY UNFAIR. WHILE THESE PROCEDURES ARE INTENDED TO MAXIMIZE THE NUMBER OF "ROUND LOT" STOCKHOLDERS AND FACILITATE FUTURE EFFORTS TO HAVE THE COMPANY'S COMMON STOCK LISTED FOR TRADING ON THE NASDAQ SYSTEM OR AN APPROPRIATE REGIONAL OR NATIONAL STOCK EXCHANGE, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL EVER QUALIFY FOR SUCH A LISTING. IF THE COMPANY IS ABLE TO CONCLUDE A BUSINESS COMBINATION OF THE TYPE CONTEMPLATED BY THE REVISED PLAN, STOCKHOLDERS WHO OWN FEWER THAN 1,200 SHARES OF STOCK WILL RECEIVE A GREATER PER SHARE BENEFIT THAN STOCKHOLDERS WHO OWN MORE THAN 1,200 SHARES. NOTWITHSTANDING THE FOREGOING, CAPSTON AND MS. FONNER BELIEVE THAT THE ADVANTAGES TO THE COMPANY OF HAVING A LARGE NUMBER OF "ROUND LOT" STOCKHOLDERS JUSTIFIES THE INEQUITABLE AND DISPROPORTIONATE BENEFIT TO BE DERIVED BY THE COMPANY'S SMALL STOCKHOLDERS AT THE EXPENSE OF THE COMPANY'S LARGE STOCKHOLDERS.

    Capston and Ms. Fonner believe that the proposed reverse split will be beneficial to the Company by significantly reducing the number of issued and outstanding shares of Common Stock, reducing the expected level of price volatility, and otherwise stabilizing the anticipated market price of the Common Stock. Capston also believes the proposed reverse split would increase the Company's posture and relative worth of its shares in the eyes of the investment community, although there is a risk that the market may not adjust the price of the Company's Common Stock by the ratio of a reverse split. Capston is aware of instances where only modest price appreciation per share has resulted from a reverse stock split. Trading in the Common Stock thereafter will be at prices determined by supply and demand and prevailing market conditions, which will not necessarily result in the Common Stock of the Company maintaining a market price in proportion to the reverse split effected.

    The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Act. The proposed reverse split will not effect the registration of the Common Stock under the Exchange Act, and the Company has no present intention of terminating its registration under the Exchange Act in order to become a "private" company.

     Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of the holders of Common Stock. Accordingly, upon the effective date of the reverse split, each holder of record of new shares would be entitled to one vote for each new share held at each meeting of the Stockholders in respect to any matter on which Stockholders have the right to vote. Stockholders have no cumulative voting rights, nor will they have the preemptive right to purchase any additional shares of Common Stock. Holders would be entitled to receive, when and as declared by the Company's Board of Directors, out of earnings and surplus legally available therefor, any dividends payable either in cash, in property or in shares of the capital stock of the Company.

    As soon as practical after the effective date of a reverse split, the Company will mail letters of transmittal to each holder of record of a stock certificate or certificates which represents  issued  shares  of Common Stock  outstanding  on  the effective date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's transfer agent in exchange for the certificates representing the number of whole shares of new Common Stock into which the shares of Common Stock have been converted as a result of a reverse split. No payment will be made or new certificate issued to a Stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's transfer agent.

   4(b)&(c)    Increase in Authorized Common and Preferred Stock

    The authorized capitalization of the Company is presently fixed at 20,000,000 shares of Common Stock, of which 3,476,370 shares are presently issued and outstanding, and 1,000,000 shares of Preferred Stock, of which no shares are presently issued and outstanding. Accordingly, there are approximately 16,523,630 authorized shares of Common Stock and 1,000,000 shares of Preferred Stock that are both unissued and not reserved for future issuance. After giving pro forma effect to the proposed 1 for 12 reverse split and the compensation share issuance described above, there would be approximately 600,000 shares of Common Stock issued and outstanding and approximately 19,400,000 authorized shares of Common Stock and 1,000,000 shares of Preferred Stock that are both unissued and not reserved for future issuance.

    Capston and Ms. Fonner believe that the Company is likely to need substantial additional financing in the future, although the amount and timing of the Company's future financing requirements is not presently ascertainable, Capston and Ms. Fonner believe that an increase in the authorized capitalization of the Company is desirable to facilitate the Company's future financing activities. Accordingly, Capston proposes to increase the authorized Common Stock of the Company from 20,000,000 shares of $.01 par value Common Stock to 25,000,000 shares, and to increase the authorized Preferred Stock of the Company from 1,000,000 shares of $.01 par value Preferred Stock to 5,000,000 shares. Under this proposal, the relative rights and limitations of the holders of Preferred and Common Stock would remain unchanged.

    The proposed capital structure of the Company has been recommended by Capston and Ms. Fonner to increase the general desirability of the Company to a private entity. In addition, the proposed new shares could also be used for general corporate purposes, such as future stock dividends or stock splits.

    The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. Until the Board determines the specific rights, preferences and limitations of any future series of Preferred Stock, the actual effect on the holders of Common Stock of the issuance of such shares cannot be ascertained. However, such effects might include restrictions on dividends on the Common Stock if dividends on the Preferred Stock are in arrears, dilution of the voting power of the holders of Common Stock to the extent that any series of Preferred Stock has voting rights, and reduction of amounts available on liquidation of the Company as a result of any liquidation preference granted to the holders of any series of Preferred Stock.

    There are no current plans or arrangements relating to the issuance of any additional shares of Common or Preferred Stock proposed to be authorized. In addition, the Company has no present intention to issue shares of Common or Preferred Stock to any person in connection with any acquisition of assets, merger, business combination, exchange of securities or other similar transaction. The terms of any future offering of Common or Preferred Stock will be largely dependent on market conditions and other factors existing at the time of issuance and sale.

    If this proposal is approved by the Stockholders, the Board will be authorized to issue additional Common and/or Preferred Stock, from time to time, within the limits authorized by the proposal without further Stockholder action, except as may otherwise be provided by law or the Certificate of Incorporation as to holders of Preferred Stock. Such additional shares may be issued for cash, property or services, or any combination thereof, and at such price as the Board deems reasonable under the circumstances. The increase in authorized shares of Common Stock and Preferred Stock has not been proposed for an anti-takeover-related purpose and the Board and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of the Company's stock. Nevertheless, the issuance of additional shares by the Company may potentially have an anti-takeover effect by making it more difficult to obtain Stockholder approval of various actions, such as a merger or removal of management.

   4(d)    Authorization of Name Change

    In connection with a business combination transaction, it is almost certain that management of the Target Company will require the Company to change its name to one selected by the Board of Directors or Stockholders of the Target Company. Since it is also almost certain that the Stockholders of the Target Company will possess sufficient voting power to cause the Company to change its name after the acquisition, Capston and Ms. Fonner are seeking prior Stockholder authorization for a change in the Company's name that is (i) a negotiated element of a business combination transaction of the type contemplated by the Revised Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Revised Plan.

Stockholders Entitled to Vote and Vote Required.

    Authorization of Reverse Split. The affirmative vote of the holders of a majority of all shares of Common Stock represented at the Meeting, in person or by proxy, will be required to approve the proposed 1 for 12 reverse split and Stockholders have no right under Delaware law or the Certificate of Incorporation to dissent from a reverse split. All shares voted "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal will be treated as Votes Cast. As a result, shares voted "ABSTAIN" will be treated as votes "AGAINST" the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Increase in Common Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting in person or by proxy at the Meeting will be required to approve the proposed increase in the Company's authorized Common Stock from 20,000,000 shares to 25,000,000 shares. All shares voted "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal will be treated as Votes Cast. As a result, shares voted "ABSTAIN" will be treated as votes "AGAINST" the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Increase in Preferred Stock. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting in person or by proxy at the Meeting will be required to approve the proposed increase in the Company's authorized Preferred Stock from 1,000,000 shares to 5,000,000 shares. All shares voted "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal will be treated as Votes Cast. As a result, shares voted "ABSTAIN" will be treated as votes "AGAINST" the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    Authorization of Name Change. The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy is required to authorize an amendment to the Company's Certificate of Incorporation to effect a Change in the Company's name that is
(i) a negotiated element of a business combination transaction of the type contemplated by the Revised Plan, and (ii) communicated to all Stockholders of the Company as soon as possible following the consummation of the Revised Plan. All shares voted "FOR," "AGAINST" or "ABSTAIN" with respect to the proposal will be treated as Votes Cast. As a result, shares voted "ABSTAIN" will be treated as votes "AGAINST" the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE EACH OF THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR EACH PROPOSAL UNLESS THE STOCKHOLDER VOTES AGAINST A PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE REVISED PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE REVISED PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE REVISED PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.


                         PROPOSAL FIVE
                  COMPENSATION SHARE ISSUANCE

    As part of the Revised Plan, Capston proposes to issue approximately 300,000 shares of Common Stock ("Compensation Shares") to Ms. Fonner and other individuals designated by Capston as compensation for services rendered in connection with the implementation of the Revised Plan. The actual number of Compensation Shares to be issued to Capston's designees will equal the lesser of 300,000, or 100% of the number of shares held by the Existing Stockholders after completion of the reverse split described elsewhere herein. The purpose of this proposed grant of Compensation Shares is to increase the personal stake of Ms. Fonner and other individuals designated by Capston in the Company since the Company's long-term business objectives will be wholly-dependent upon their efforts, expertise and abilities. THE ORIGINAL PLAN PROVIDED FOR THE ISSUANCE OF 200,000 SHARES TO PERSONS DESIGNATED BY CAPSTON, RATHER THAN THE APPROXIMATELY 300,000 SHARES PROVIDED FOR IN THE REVISED PLAN. THIS ASPECT OF THE REVISED PLAN WILL PROVIDE AN ADDITIONAL BENEFIT TO CAPSTON AND MS. FONNER.

    Subject to Stockholder approval of the Compensation Share issuance, the Company intends to file a Registration Statement on Form S-8 to register the Compensation Shares under the Securities Act. Thereafter, the Compensation Shares will be issued from time to time to Ms. Fonner and other individuals designated by Capston who have materially participated in the implementation of the Revised Plan. Such shares will not, however, be issued to finders or for services rendered in a capital raising transaction. If Capston and Ms. Fonner are successful in arranging a business combination for the Company, approximately fifty percent (50%) of the net value derived by the Company's Stockholders will vest
in     Ms. Fonner and other individuals designated by Capston
and the remaining fifty percent (50%) will inure to the benefit of the existing Stockholders of the Company. To the extent that shares of Common Stock are issued to Ms. Fonner or any other person  who  may  be deemed to be an affiliate of  Capston,  such shares will be treated as "control securities" under the Securities Act and resales of such shares will be subject to the volume, manner of sale and notice requirements of SEC Rule 144 for a period of 90 days after the closing of a business combination transaction.

       Ms. Fonner and the other individuals designated by Capston will recognize income for federal tax purposes at the time the Compensation Shares are issued. In general, the amount of ordinary income recognized will equal the fair market value of the Compensation Shares on the date of grant. Thereafter, gain or loss (if any) from a disposition of Compensation Shares will generally constitute short or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the grantee recognizes ordinary income on the Compensation Shares.

Stockholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed issuance of approximately 300,000 compensation shares to Ms. Fonner and other persons designated by Capston. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED ISSUANCE OF APPROXIMATELY 300,000 COMPENSATION SHARES. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED ISSUANCE OF APPROXIMATELY 300,000 COMPENSATION SHARES UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE REVISED PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE REVISED PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE REVISED PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.


                            PROPOSAL SIX
               AUTHORIZATION     OF FINDERS' FEES

     As is customary in the industry, the Revised Plan contemplates the payment of finders' fees to unrelated third parties who introduce the Company to a suitable Target Company. If any such fees are paid, they will be approved by the Company's Board of Directors and will be in conformity with the standards discussed below.

     Finder's fees in business combination transactions are customarily between 2% and 5% of the total transaction value, based upon various factors. If the Revised Plan is approved by Stockholders, Capston and Ms. Fonner intend to offer a graduated finders' fee schedule to unrelated third party finders who introduce the Company to a suitable acquisition prospect. Under the formula proposed by Capston and Ms. Fonner, the finders may receive up to 2% of the total transaction value on transactions of $2 million or less; 3% of the total transaction value on transactions of $2 million to $4 million; 4% of the total transaction value on transactions of $4 million to $6 million; and 5% of the total transaction value on transactions of more than $6 million. Since the Company does not have sufficient financial resources to pay such a finder's fee in cash, it is anticipated that any finder's fees will be paid with shares of the Company's Common Stock which may be registered under the Securities Act prior to issuance. Notwithstanding the foregoing, no finder's fees will be paid to Capston, Ms. Fonner or any of their employees, agents or affiliates without the prior consent of the Stockholders. THE ORIGINAL PLAN PROPOSED BY CAPSTON PROVIDED FOR THE PAYMENT OF GRADUATED FINDERS FEES THAT DECREASED AS THE TOTAL TRANSACTION VALUE INCREASED. THIS ASPECT OF THE
REVISED PLAN WILL PROVIDE AN ADDITIONAL BENEFIT TO THE FINDERS WHO INTRODUCE THE COMPANY TO A SUITABLE ACQUISITION CANDIDATE.

Stockholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed finder's fee formula. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED FINDERS' FEE FORMULA. THE PROXY ENCLOSED HEREWITH WILL BE VOTED FOR THE PROPOSED FINDERS' FEE FORMULA UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE REVISED PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE REVISED PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE REVISED PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.


                           PROPOSAL SEVEN
               AUTHORIZATION OF STOCK ISSUANCE

    In general, a business acquisition may be structured in the form of a merger, consolidation, reorganization, joint venture, franchise, licensing agreement or purchase of the stock or assets of an existing business. Certain business combination transactions, such as a statutory merger, are complex to negotiate and implement and require Stockholder approval from both parties to the merger. On the other hand, the simplest form of business combination is commonly known as a reverse takeover. In a reverse takeover transaction, the Stockholders of the privately-held company exchange their private company shares for newly issued stock of the public company. As a result of the transaction, the privately-held company becomes a wholly-owned subsidiary of the public company and due to the large number of public company shares that are customarily issued to Stockholders of the privately-held company, those Stockholders end up with a controlling interest in the public company and are then free to appoint their own slate of officers and directors.

    By using an existing public company, a privately-held company that wants to establish a public market for its stock can start with an existing Stockholder base. In addition, there will frequently be several brokers who are interested in the newly reorganized company because they have stock remaining in their customer's accounts.

    There are several potential problems that arise in connection with a reverse takeover. First, there may be large blocks of stock in the hands of individuals who are eager to sell at any price, thereby making it difficult to support the market during the period immediately after the reorganization. Second, in addition to inheriting the Stockholders and brokers associated with the public company, the Stockholders of the private company will also inherit the business history of the public company. Accordingly, a thorough due diligence investigation of the public company and its principal Stockholders is essential to ensure that there are no unreported liabilities or other legal problems.

    In general, reverse takeovers are viewed with some skepticism by both the financial community and the regulatory authorities until the reorganized company has been active for a sufficient period of time to demonstrate credible operating performance. Until this performance is demonstrated, it can be difficult to raise additional money for a company that went public through a reverse takeover transaction. Therefore, the reverse takeover strategy is most appropriate in cases where the purpose for establishing a public trading market is not related to a perceived short-term need for additional capital.

    While the business combination transaction contemplated by the Revised Plan may be structured as a merger or consolidation, Capston and Ms. Fonner believe that the reverse takeover format will be most attractive to potential acquisition targets. Accordingly, Capston is seeking prior Stockholder authorization for a reverse takeover transaction that will involve the issuance of an indeterminate number of shares of Common Stock to the owners of the Target Company.

    The following table reflects the potential ownership of the Existing Stockholders, Capston, the Target Company and the
Finders under several possible business acquisition scenarios:

                    POTENTIAL DILUTION TABLE

                       80% to         90% to         95% to
                     Target Co.     Target Co.     Target Co.
                   Stockholders    Stockholders   Stockholders
                   Shares Percent Shares Percent Shares Percent

Existing Stockholders (est.)300,0009.62%300,000   4.82%300,000
2.39%
Capston (est.)    300,000    9.62%300,000   4.82%300,000   2.39%
Target Company Stockholders2,400,00076.92%5,400,00086.75%11,
400,000            90.69%
Finders           120,000    3.85%  225,000  3.61%   570,000
  4.53%
Total           3,120,000  100.00%6,225,000100.00%12,570,000
100.00%

    The potential business acquisition scenarios set forth above are only intended to serve as examples of the range of business acquisition transactions will be permissible under the Revised Plan and it is possible that the final terms of a business acquisition may fall outside of the range presented. Since Capston and Ms. Fonner have not yet identified a Target Company, or commenced any discussions or negotiations with the owners thereof, it is impossible to predict the ultimate structure of a future business acquisition or to quantify the final interest of the Existing Stockholders in the combined entity. Notwithstanding the foregoing, Capston's interest in the combined entity will remain approximately equal to the interest of the Existing Stockholders and such interest may not be increased to the disadvantage of the Existing Stockholders.

Stockholders Entitled to Vote and Vote Required.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to authorize the issuance of an indeterminate number of shares of Common Stock to unrelated third parties in connection with a business acquisition transaction of the type contemplated by the Revised Plan. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL STOCKHOLDERS TO APPROVE THE PROPOSED BUSINESS COMBINATION FORMAT. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION FORMAT UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE REVISED PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE REVISED PLAN IN ITS ENTIRETY IF ALL ELEMENTS OF THE REVISED PLAN ARE NOT APPROVED BY THE STOCKHOLDERS.


                         PROPOSAL EIGHT
                  PROPOSED INCENTIVE STOCK PLAN

    As part of the Revised Plan, Capston and Ms. Fonner propose to adopt an Incentive Stock Plan (the "Incentive Stock Plan") for the benefit of the employees that will be employed by the Company after the completion of a business acquisition of the type contemplated by the Plan. Capston, Ms. Fonner and their employees, agents and affiliates will not be eligible for incentive awards under the proposed Incentive Stock Plan. A copy of the proposed Incentive Stock Plan appears as an Exhibit to this proxy statement and is incorporated herein by this reference. The following summary is qualified in its entirety by reference to the text of such plan.

    The  proposed Incentive Stock Plan provides for the grant  of
(i)  non-qualified stock options, (ii) incentive  stock  options,
(iii) shares of restricted stock, (iv) shares of phantom stock and (v) stock bonuses (collectively, "Incentive Awards'). In addition, the Incentive Stock Plan permits the grant of cash bonuses payable when a participant is required to recognize income for federal income tax purposes in connection with the vesting of shares of restricted stock or the grant of a stock bonus. Full-time employees of the Company and its subsidiaries, including officers and employee directors, will be eligible to participate in the Incentive Stock Plan.

    The proposed Incentive Stock Plan will be administered by a Compensation Committee of the Board of Directors (the
"Committee"), which will consist of two or more directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)promulgated under Section 16 of the Exchange Act. The Committee will determine which employees receive grants of Incentive Awards, the type of Incentive Awards and bonuses granted and the number of shares subject to each Incentive Award. The Incentive Stock Plan does not prescribe any specific factors to be considered by the Committee in determining who is to receive Incentive Awards and the amount of such awards.

    The proposed Incentive Stock Plan will permit the grant of incentive equity awards covering a presently indeterminate number of shares of Common Stock. If the proposed Incentive Stock Plan is approved by the Stockholders, the total number of shares available for future grant will be calculated immediately after the closing of a business acquisition transaction and equal 10% of the total number of shares of Common Stock outstanding on that date.

    Capston and Ms. Fonner believe that the adoption and approval of the proposed Incentive Stock Plan will make the Company more attractive to a potential business combination candidate and that the proposed Incentive Stock Plan will allow the Company to emphasize equity-based compensation in structuring compensation packages for its future employees. Capston and Ms. Fonner believe that an emphasis on equity-based compensation will yield the
greatest   benefit  for  the  shareholders,  as  the   employee's
compensation will be directly dependent on the return on shareholders' investments.

    The class of persons who will be eligible to receive awards under the proposed Incentive Stock Plan is limited to full-time employees of the Company and its subsidiaries. On the date hereof, the Company has no employees who are eligible to receive awards under the proposed Incentive Stock Plan and it is not anticipated that any employees will become eligible for awards until after the completion of a business combination transaction. Beyond the requirement that all participants be full-time employees of the Company and its subsidiaries, the Committee will have absolute discretion in selecting the persons to whom awards will be granted and the terms of such awards.

    Subject  to  the  terms  of  the Incentive  Stock  Plan,  the
Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Plan. The Committee may, in its absolute discretion, (i)
accelerate the date on which an option granted under the Incentive Stock Plan becomes exercisable, (ii) accelerate the date on which a share of restricted stock or phantom stock vests and waive any conditions imposed by the Committee on the vesting of a share of restricted stock and (iii) grant Incentive Awards to a participant on the condition that the participant surrender to the Company for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies.

    The Committee will have the authority to interpret and construe any provision of the Incentive Stock Plan and to adopt such rules and regulations for administering the Incentive Stock Plan as it deems necessary. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify each member of the Committee against any cost, expenses or liability arising out of any action, omission or determination relating to the Incentive Stock Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interest of the Company.

    The Board may at any time amend the Incentive Stock Plan in any respect; provided, that without the approval of the Company's shareholders, no amendment may (i) increase the number of shares of Common Stock that may be issued under the Incentive Stock Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards, or (iii) materially modify the requirements as to eligibility for participation in the Incentive Stock Plan. A summary of the most significant features of the Incentive Awards and the tax consequences to recipients thereof follows.

    Non-Qualified and Incentive Stock Options. The exercise price of each incentive stock option ("ISO") granted under the Incentive Stock Plan is the fair market value (as defined) of a share of Common Stock of the Company on the date on which such ISO is granted. The exercise price of each non-qualified stock option("NQO") granted under the Incentive Stock Plan will be determined by the Committee. NQOs and ISOs are referred to herein as `Options." Except in certain limited cases regarding grants of ISOs, each ISO and NQO is exercisable for a period not to exceed ten years. For each Option, the Committee will establish (i) the term of each Option and (ii) the time or period of time in which the Option will vest. The exercise price shall be paid in cash or, subject to the approval of the Committee, in shares of Common Stock valued at their fair market value on the date of exercise.

    Except in the event of the death or disability (as defined) of an optionee or the termination of the employment of an optionee for cause (as defined), Options are exercisable only while an optionee is employed by the Company or within one month after such employment has terminated to the extent that such Options were exercisable on the last day of employment. In the event of the death or disability of an optionee, Options are exercisable within one year after such death or disability to the extent that such Options were exercisable on the last day of employment. In the event of the termination of the employment of an optionee for cause, all Options held by such optionee terminate immediately. Options are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

    Upon a change in control of the Company (a "Change in Control"), all Options become immediately exercisable. The Incentive Stock Plan defines Change in Control to mean (i) a
"change in control" as that term is defined in the federal securities laws, (ii) the acquisition by any person, after the effective date of the Incentive Stock Plan, of 20% or more of the shares of voting securities of the Company, (iii) certain changes in the composition of the Board as a result of a contested election for positions on the Board or (iv) any other event which the Committee determines to constitute a change in control of the Company.

    An optionee will not recognize any income for federal tax purposes at the time an NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NQO is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price of the NQO and the fair market value of the shares received, and the Company will recognize a tax deduction in the same amount.

    A participant will not recognize any income at the time an ISO is granted, nor upon a qualified exercise of an ISO. If a participant does not dispose of the shares acquired by exercise of an ISO within two years after the grant of the ISO and one year after the exercise of the ISO, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss is the sum of the sales proceeds less the exercise price for the stock sold. The Company is not entitled to a tax deduction as the result of the grant or qualified exercise of an ISO.

    Restricted Stock. A grant of shares of restricted stock represents the promise of the Company to issue shares of Common Stock of the Company on a predetermined date (the "Issue Date") to a participant, provided the participant is continuously employed by the Company until the Issue Date. Vesting of the shares occurs on a second predetermined date (the "Vesting Date") if the participant has been continuously employed by the Company until that date. Prior to the Vesting Date, the shares are not transferable by the participant and are subject to a substantial risk of forfeiture. The Committee may, at the time shares of restricted stock are granted, impose additional conditions to the vesting of the shares, such as, for example, the achievement of specified performance goals. Vesting of some portion, or all, of the shares of restricted stock may occur upon the termination of the employment of a participant other than for cause, prior to the Vesting Date. If vesting does not occur, shares of restricted stock are forfeited. Upon the occurrence of a Change in Control, all shares of restricted stock which have not vested or been forfeited will vest automatically.

    A participant will not recognize any income for federal tax purposes at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a tax deduction at that time. However, when either the transfer restriction or the forfeiture risk lapses, such as upon vesting, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they vest. If, however, a participant files an appropriate election under Section 83 (b) of the Internal Revenue Code of 1986 with the IRS within 30 days of the Issue Date of the restricted stock, the participant will be deemed to have received ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they are issued (the `Election'). Gain or loss (if any) from a disposition of restricted stock after the participant recognizes any ordinary income (whether by vesting or an Election) will generally constitute short- or long-term capital gain or loss. The Company will be entitled to a tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or an Election.

    Phantom Stock. A share of phantom stock represents the right to receive the economic equivalent of a grant of restricted stock. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. Upon vesting of a share of phantom stock, the holder is entitled to receive cash in an amount equal to the sum of (i) the fair market value of a share of Common Stock as determined on the vesting date and (ii) the aggregate amount of cash dividends paid in respect of a share of Common Stock during the period commencing on the date of grant, and ending on the vesting date. The cash payment for phantom stock is treated the same as a cash bonus for federal income tax purposes and creates a deduction to the Company when paid. In addition, the value of a share of phantom stock (whether or not vested) is paid immediately upon the occurrence of a Change in Control of the Company. The Committee may not grant any cash bonus in connection with the grant of shares of phantom stock.

    Stock and Cash Bonuses. Bonuses payable in stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines. Upon the receipt of a stock bonus, a participant will recognize ordinary income for federal tax purposes in an amount equal to the fair market value of the stock at the time it is received. The Committee may grant, in connection with a grant of shares of restricted stock, a cash "tax' bonus, payable when an employee is required to recognize income for federal income tax purposes with respect to such shares. The tax bonus may not be greater than the value of the shares of restricted stock at the time the income is required to be recognized. Any such bonus will result in ordinary income to the employee and a deduction to the Company. The grant of a cash bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of restricted stock, shares of phantom stock or stock bonuses may be granted pursuant to the Incentive Stock Plan.

    In General. If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Incentive Stock Plan. If any shares of restricted stock or phantom stock, or any shares of Common Stock granted as a stock bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Incentive Stock Plan. Shares of Common Stock issued as a stock bonus or on the exercise of options or on the vesting of a grant of restricted stock are not available for future issuance under the Incentive Stock Plan.

    The Incentive Stock Plan provides for an adjustment in the number of shares of Common Stock available to be issued under the Incentive Stock Plan, the number of shares subject to Incentive Awards, and the exercise prices of Options upon a change in the capitalization of the Company, a stock dividend or spat, a merger or combination of shares and certain other similar events. The Incentive Stock Plan also provides for the termination of Incentive Awards upon the occurrence of certain corporate events.

    The Incentive Stock Plan provides that participants may elect to satisfy certain federal income tax withholding requirements by remitting cash to the Company. In addition, the Incentive Stock Plan provides that, at the election of a participant, an unrelated broker-dealer acting on behalf of the participant may exercise Options granted to the participant and immediately sell the shares acquired on account of the exercise to raise funds to pay the exercise price of the Option and the amount of any withholding tax which may be due on account of the exercise.

Shareholders Entitled to Vote and Vote Required for Approval.

    The affirmative vote of the holders of a majority of all shares of Common Stock represented and voting at the Meeting, in person or by proxy, will be required to approve the proposed Incentive Stock Plan. Only shares voted "FOR" or "AGAINST" the proposal will be treated as Votes Cast. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     CAPSTON ASKS ALL SHAREHOLDERS TO APPROVE THE PROPOSED INCENTIVE STOCK PLAN. THE PROXY ENCLOSED HEREWITH WILL BE VOTED IN FAVOR OF THE PROPOSED INCENTIVE STOCK PLAN UNLESS THE STOCKHOLDER VOTES AGAINST THE PROPOSAL OR ABSTAINS FROM VOTING. SINCE CAPSTON AND MS. FONNER HAVE PROPOSED THE PLAN AS AN INTEGRATED WHOLE, CAPSTON MAY ELECT TO ABANDON THE PLAN IN ITS
ENTIRETY  IF  ALL  ELEMENTS OF THE PLAN ARE NOT APPROVED  BY  THE
SHAREHOLDERS.


                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

    According to the records of American Stock Transfer & Trust Company, the transfer agent for the Company's Common Stock there were 3,476,370 shares of the Company's Common Stock issued and outstanding on December 31, 1997. The following table presents certain information regarding the beneficial ownership of the Company's common stock by (i)each person known by the Capston to own beneficially more than 5% of the outstanding shares of Common Stock, (ii)each of the Company's directors, and (iii) all directors and officers as a group.

   Name of               Amount and Nature of        Percent
Beneficial Owner         Beneficial Ownership        of Class

Victor Reichenstein           985,507                 27.00%
866 United Nations Plaza
Suite 307
New York, New Your 10017

Sally A. Fonner (1)             5,000                  0.00%
1612 N. Osceola Avenue
Clearwater, Fl 33755

(1)The shares attributed to Ms. Fonner are beneficially owned  by
   Capston   Incorporated,  a  Delaware  corporation  owned   and
   controlled by Ms. Fonner.

    The above information, with the exception of information relating to the stock ownership of Ms. Fonner, is taken the records of American Stock Transfer & Trust Company, the transfer agent for the Company's Common Stock. The transfer agent, Capston and Ms. Fonner have no information which would indicate this information is not accurate. Capston and Ms. Fonner believe that each of the above-named individuals has sole investment and voting power with regard to the securities listed opposite his name.


                     ADDITIONAL INFORMATION

    Additional materials enclosed herewith include (i) a copy of the Company's Annual Report on Form 10-K for the year ended March 31, 1997 as filed with the Securities and Exchange Commission,
(ii) a copy of the proposed Project Management Agreement between Capston and the Company, and (iii) a copy of the proposed Incentive Stock Plan. The Form 10-K, the proposed Project Management Agreement and the proposed Incentive Stock Plan are incorporated herein by this reference and all disclosures herein are qualified in their entirety by reference to such documents.

    The Company's 1998 Annual Meeting has been tentatively scheduled for December 15, 1998. Any shareholder who wishes to submit a proposal to be included in the proxy statement and form of proxy relating to the 1998 annual meeting will be required to submit such proposals to the Company on or before August 15, 1998.

    This solicitation is being conducted by Capston on behalf the Company. The cost of soliciting proxies will be advanced by Capston at its sole cost, risk and expense and the Company will have no duty to reimburse Capston for any expenses incurred on behalf of the Company. The cost of this solicitation including legal, accounting, printing, mailing and other miscellaneous expenses are estimated at $20,000. To date, Capston's out-of-pocket expenses have been approximately $30,000. There is no known opposition to the solicitation. In addition to solicitations by mail, directors, officers and regular employees of Capston may solicit proxies by telephone, telegram, fax or personnel solicitation. Brokers, nominees, fiduciaries and other custodians will be instructed to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed for their expenses.

    The persons designated as proxies to vote shares at the Meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Capston and Ms. Fonner do not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the Meeting.
PROXY               WEBCOR ELECTRONICS, INC.                      PROXY

     This Proxy is Solicited by Capston Network Co. for the Special Meeting of Stockholders to be Held on May 20, 1998
    The undersigned hereby appoints Michael Weber and Yanie Dubouchage, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of common stock of the Company WEBCOR ELECTRONICS, INC. which the undersigned is entitled to vote at a special meeting of Stockholders to be held on May 20, 1998, in a posted room at the Tampa Airport Mariott of Tampa, Florida, and at any and all adjournments thereof:

1. PROPOSED RATIFICATION OF REINSTATEMENT AND SEC FILINGS. To ratify and affirm all actions of Capston
   Network Co. ("Capston") in (i) effecting a renewal, revival and restoration of the Company's Certificate of Incorporation; and (ii) filing the reports and other documents necessary to bring the Company current with respect to its reporting obligations under the Securities Exchange Act of 1934;
       nFOR        nAGAINST    nABSTAIN      nBROKER NON-VOTE

2. PROPOSED AMENDMENT OF BY-LAWS. To approve the proposed amendment to ARTICLE II, Section 2. of the Company's By-laws to permit a single-member Board of Directors until such time as the total Stockholders' equity of the Company the business combination;
       nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
3. PROPOSED ELECTION OF SOLE DIRECTOR. To elect Sally A. Fonner to serve as the sole member of the Board of Directors until the 1998 annual Meeting of Stockholders, or until her successor is elected and qualified;
          nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
4. PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION.

   (a)PROPOSED  REVERSE SPLIT. To effect a reverse split  of  all issued and outstanding shares of Common Stock in the ratio of one (1) share of new Common Stock for each 12 shares presently outstanding so that immediately thereafter the Company will have approximately 300,000 shares of Common Stock issued and outstanding;
         nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
    (b) PROPOSED INCREASE IN COMMON STOCK. To increase the authorized Common Stock of the Company to 25,000,000 shares;
         nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
   (c)PROPOSED  INCREASE  IN  PREFERRED  STOCK  To  increase  the authorized  Preferred  Stock of the Company  to  5,000,000 shares;
         nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
   (d)PROPOSED NAME CHANGE AUTHORIZATION. To authorize the Board of Directors to change the Company's name without additional Stockholder approval in connection with a business combination transaction of the type contemplated by the Revised Plan;
          nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
5. PROPOSED COMPENSATION SHARE ISSUANCE. To approve the issuance of approximately 300,000 shares of Common Stock to Ms. Fonner and other persons designated by Capston as compensation for services rendered in connection with the implementation of the Revised Plan;
          nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
6. PROPOSED AUTHORIZATION OF FINDERS' FEES. To authorize the Board of Directors to pay an in-kind Finder's Fee to unrelated third party finders who introduce the Company to a suitable acquisition prospect;
          nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
       nFOR        nAGAINST    nABSTAIN      nBROKER NON-VOTE

7. PROPOSED AUTHORIZATION OF STOCK ISSUANCE. To authorize the Board of Directors to issue an indeterminate number of shares of Common Stock to unrelated third parties, all without prior Stockholder approval, in connection with a business combination of the type contemplated by the Revised Plan;
          nFORnAGAINST   nABSTAIN   nBROKER NON-VOTE
8. PROPOSED INCENTIVE STOCK PLAN. To approve the proposed Incentive Stock Plan which will permit the grant of incentive equity awards to eligible employees of the Company.
          nFOR   nAGAINST   nABSTAIN   nBROKER NON-VOTE
9. IN their discretion upon such other matters which may properly come before the meeting and any adjournment thereof.
       nFOR        nAGAINST    nABSTAIN      nBROKER NON-VOTE

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
 DIRECTED HEREIN. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE
      VOTED FOR THE DIRECTOR NOMINEE AND FOR ALL PROPOSALS.

   The undersigned hereby revokes any Proxy previously given in respect of the Annual Meeting.


 Dated: _____________________, 1998

   _______________________________________
                              Signature of Stockholder(s)
                               Note: Signature should agree with
the
                              name on stock certificate as
printed thereon.
                              Executors, administrators and
                              other fiduciaries should so
indicate when signing.


   ___ I Plan to personally attend the Special Meeting of the
                          Stockholders
       PLEASE DATE, SIGN AND RETURN THIS PROXY TO CAPSTON
              IN THE ENCLOSED ENVELOPE. THANK YOU.

                  PROJECT MANAGEMENT AGREEMENT


    THIS PROJECT MANAGEMENT AGREEMENT is made and entered into and effective this ____ day of _________, 1998, by and between Capston Network Company, a Delaware corporation with an office 1612 N. Osceola Avenue Clearwater, Fl 33755, hereinafter called "Manager," and Webcor Electronics, Inc., an inactive Delaware corporation with an office 1612 N. Osceola Avenue Clearwater, Fl 33755, hereinafter called the "Company."

                       W I T N E S S E T H

    WHEREAS, the Company is an inactive Delaware corporation that has no assets, liabilities, management or ongoing operations and has not engaged in any business activities since February 1990;
and

     WHEREAS, Capston has previously undertaken on its own initiative and at its own cost, risk and expense, to restore the Company's Certificate of Incorporation, file the Company's delinquent reports with the Securities and Exchange Commission (the "SEC"), and develop a restructuring plan (the "Plan")
whereby the Company will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company that has both business history and operating assets (a "Target Company"); and

    WHEREAS, the Plan is more fully described in a detailed written Proxy Statement dated ___________, 1998 (the "Proxy Statement") which was previously distributed to and approved by the Stockholders of the Company, and forms the legal basis for the relationship established hereby; and

    WHEREAS, the parties hereto desire to enter into a formal agreement for the operation and management of the Company's affairs and the implementation of the Plan;

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is agreed that the Company shall be managed by Capston in accordance with the terms and provisions of this agreement, which are as follows, to-wit:

                            Article I
                        Powers of Manager

    Subject at all times to the supervision, direction and control of the Company's board of directors, Manager shall have all necessary power and authority to, manage, supervise and administer the day-to-day business affairs of the Company and shall use reasonable commercial efforts to seek, investigate and, if the results of such investigation warrant, negotiate a business combination with a suitable company or business opportunity that seeks the perceived advantages of a business combination with a publicly held corporation.

                           Article II
                           Operations

    2.1All operations conducted on behalf of the Company by the Manager shall be conducted by competent personnel who have been selected by the Manager and approved by Company's board of directors. All such operations shall be performed in a good and professional manner and in connection with all such operations the Manager shall adhere to the standard of care that is customary and usual in the activities of similarly situated publicly-held companies who are seeking to effect a business combination with a Target Company.

    2.2The number of employees, the selection of such employee, the hours of labor and the compensation for services to be paid any and all such employees shall be determined by Manager, and all such employees shall be the employees of Manager.

      2.3The Manager shall retain such consultants, subcontractors, employees and agents as may be necessary to discharge the duties set forth in this Article II in a prompt, professional and timely manner. Except as specifically set forth herein, all fees, wages, charges and expenses incurred by the Manager in connection with the performance of its duties hereunder shall be the responsibility and obligation of, and paid by, the Manager, and the Manager hereby expressly agrees to indemnify and hold the Company harmless from and against all costs and expenses, including attorney's fees, judgments and amounts paid in settlement, which may be paid or incurred by any such person in connection with or as a result of any claim, demand, action or right of action which in any way arises from or relates to the performance of any duty of the Manager under the terms of this Agreement.

                           Article III
                   Specific Duties of Manager

     The Manager shall have the primary responsibility for conducting all of the Company's existing and proposed operations in a good and professional manner with due regard for the rights and interests of all of the Company's Stockholders In furtherance, and not in limitation of the foregoing, the Manager shall:

   a. conduct   all  of  the  Company's  existing  and   proposed
       operations in accordance with applicable law and the provisions of this Agreement;

   b. conduct   all  of  the  Company's  existing  and   proposed
       operations in a good and workmanlike manner as would a prudent manager under the same or similar circumstances;

   c. keep   the  Company's  Board  of  Directors  informed  with
       respect to all operations of the Company, all investigations of or negotiations with potential Target Companies, all other matters which they are entitled to know under applicable law and all additional matters it deems to be important under the circumstances;

   d. keep the Company's Stockholders informed of all matters which they are entitled to know under applicable law and all additional matters it deems to be important under the circumstances;

   e. keep the Company and its properties, if any, free from all liens and encumbrances occasioned by the operations contemplated hereby;

   f. retain at its sole cost, risk and expense such employees, experts and consultants as may be necessary or desirable in the discharge of the duties of the Manager set forth in this Agreement;

   g. maintain  complete,  correct and  accurate  books,  records and  accounts  and  furnish  to  the  Company's  Board  of
       Directors periodic reports in such detail as may be reasonably required to permit the Company to fully discharge its reporting obligations under the Exchange Act and other applicable law;

   i. make all information concerning the Company available for inspection by the Board of Directors or the authorized representatives of the Stockholders.

                           Article IV
                       Payment of Expenses

    All costs, expenses and liabilities accruing or resulting from the operation of the Company pursuant to this agreement and the implementation of the Plan shall be advanced and paid by Manager at its sole cost, risk and expense. All such costs, expenses and related charges shall be accounted for by Manager in accordance with generally accepted accounting principles ("GAAP") and shall be treated as contributions to the Company's capital by the Manager. The Company shall not be obligated to reimburse the Manager for any costs and expenses previously incurred or to be incurred in connection with the reinstatement of the Company's certificate of incorporation, the preparation and filing of the Company's reports under the Securities Exchange Act of 1934 (the "Exchange Act") and the investigation of business opportunities on behalf of the Company. Notwithstanding the foregoing, the Manger shall be entitled to attempt to negotiate a " acquisition fee" or "non-accountable expense allowance" of up to $250,000 that will be payable solely by or for the benefit of the Target Company and neither the Company nor any of its Stockholders shall have any claim to or interest in any fees or expense allowances that are paid to Manager by or for the benefit of any Target Company.

                            Article V
                     Compensation to Manager

    As its sole compensation for services rendered and to be rendered in connection with the development and implementation of the Plan and the operation of the Company pursuant to this agreement, the Manager or its designees shall be entitled to receive the number of shares of the Company's $0.01 par value common stock that is equal to 100% of the issued and outstanding common stock of the Company immediately after the completion of the 1 for 12 reverse split contemplated by the Plan, but prior to the issuance of any shares to the Manager or any other third party. Thereafter, subject to proportional dilution for future stock issuances pursuant to the Plan, the Manager shall own 50% of the outstanding Common Stock of the Company and the existing stockholders of the Company, determined as of the date of this agreement, shall own 50% of the outstanding Common Stock of the Company. All shares issuable to the Manager or its designees pursuant to this Article III may, prior to issuance, be registered under the Securities Act of 1933, as amended (the "Securities Act") on Form S-8 or such other registration form as may then be available to the Company. The Company shall use its best efforts to cause such registration to become effective at the earliest practicable date and to maintain the effectiveness of such registration for such period as may, in the opinion of the Manager, be necessary or appropriate under the circumstances. Except as specifically provided in this Article V, the Manager shall not be entitled to receive any preferred stock or other securities of the Company that are or may be convertible into common stock, or any other options, warrants appreciation rights or similar instruments that will or might entitle the Manager to receive additional shares of common stock in the future.

                           Article VI
                   Employment of Professionals

    In connection with the implementation of the Plan and consummation of a business combination transaction with at Target Company, the Manager shall be authorized, subject to the approval of the Company's Board of Directors, to retain such attorneys, accountants and other advisors to represent and assist the
Company as it deems reasonable and prudent under the circumstances. In connection with the engagement of such professionals, and subject at all times to the approval of the Company's Board of Directors, the Manager may negotiate fee agreements that provide for the full or partial payment of professional fees associated with services rendered to the Company with authorized but previously unissued shares of the Company's common stock. All shares issuable such attorneys, accountants and other advisors pursuant to this Article VI may, prior to issuance, be registered under the Securities Act of 1933, as amended (the "Securities Act") on Form S-8 or such other registration form as may then be available to the Company. The Company shall use its best efforts to cause such registration to become effective at the earliest practicable date and to maintain the effectiveness of such registration for such period as may, in the opinion of the Manager, be necessary or appropriate under the circumstances.

                           Article VII
                     Employment of Finder's

    In connection with the implementation of the Plan and consummation of a business combination transaction with at Target Company, the Manager shall be authorized, subject to the approval of the Company's Board of Directors, to enter into such agreements with third party finders as it deems reasonable and prudent under the circumstances. In connection with the engagement of such finders, and subject at all times to the approval of the Company's Board of Directors, the Manager may negotiate fee agreements that provide for a graduated finders' fee schedule to unrelated third party finders who introduce the Company to a suitable acquisition prospect. In general, the Manager is expressly authorized to offer finders' fees of up to 2% of the total transaction value on transactions of $2 million or less; 3% of the total transaction value on transactions of $2 million to $4 million; 4% of the total transaction value on transactions of $4 million to $6 million; and 5% of the total transaction value on transactions of more than $6 million.
Manager is expressly authorized to agree to pay such finder's fees with shares of the Company's Common Stock and shares issuable finders pursuant to this Article VII may, prior to issuance, be registered under the Securities Act of 1933, as amended (the "Securities Act") on Form S-8 or such other registration form as may then be available to the Company. The Company shall use its best efforts to cause such registration to become effective at the earliest practicable date and to maintain the effectiveness of such registration for such period as may, in the opinion of the Manager, be necessary or appropriate under the circumstances.

                          Article VIII
                      Rights of the Company

    The Company's Board of Directors shall have access to Manager and its employees at all reasonable times to inspect and supervise the operations of the Company and shall have access at all reasonable times to all information pertaining to the operation thereof. Manager, upon request, shall furnish the Board of Directors with any information that may be reasonably requested pertaining to operations of the Company, including copies of accounting records, correspondence, due diligence materials provided by potential Target Companies, and reports on the status of discussions and negotiations with potential Target Companies. The Company's Board of Directors shall have the right to inspect at all reasonable times during business hours, the books and records of Manager pertaining to the Company; provided, however, that Manager may destroy or otherwise dispose of any books and records relating to matters that are more than seven years old, except records with respect to items in dispute.

                           Article IX
                      Liability of Manager

    The judgment and discretion of Manager exercised in good faith shall be the limit of the liability of Manager to Company. Manager shall never be liable to Company for any act done or omitted to be done in good faith in the performance of any of the provisions of this agreement. Manager shall not be liable to Company for any failure to perform or for any loss caused by strikes, riots, fires, tornadoes, floods or any other cause including requirements of governmental agencies, whether of like character or not, beyond the control of Manager and which the exercise of reasonable diligence could not avoid.

                            Article X
                             Notices

    All notices, reports and correspondence permitted or required to be given to any party hereunder, except as otherwise specifically provided herein, shall be given in writing by U.S. mail or by telegram, postage or charges prepaid, addressed to such party at the address listed above. Any party may change his or its address by appropriate written notice to the other party hereto.

                           Article XI
          State and Federal Laws, Rules and Regulations

    All of the terms and provisions of this agreement are hereby expressly made subject to all federal and state laws and to all valid rules and regulations and orders of any duly constituted authority, having jurisdiction in the premises. Manager shall prepare and the Company shall file all such applications, notices, reports and other information concerning the operations of the Company as may be required under the Exchange Act or other applicable law. All costs and expenses incurred by Manager in preparing periodic and other reports for the benefit of the Company shall be paid by the Manager at its sole cost, risk and expense. Nothing herein contained, however, shall obligate the Manager to prepare any applications, notices, reports and other information concerning the operations of the Company from and after the closing date of a business combination transaction of the type contemplated by the Plan.

                           Article XII
                          Force Majeure

    If any party is rendered unable, wholly or in part, by force majeure, to carry out its obligations under this Agreement, other than the obligation to make money payments, that party shall the other party prompt written notice of the force majeure, with reasonably full particulars concerning it; thereupon, the obligation of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The affected party shall use all reasonable diligence to remove the force majeure as quickly as possible. The term "force majeure" as here employed shall mean an Act of God, strike, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

                          Article XIII
                              Term

    Subject to other provisions hereof, this agreement shall remain in full force and effect until the closing date of a business combination transaction of the type contemplated by the Plan, at which time all powers and responsibilities of the Manager shall terminate. Notwithstanding any other provision of this agreement, if the compensation payable to the Manger and others as specified in Articles V and VI has not been paid on or before such closing date, the Company shall, as promptly as practicable, file such registration statements and other documents as may be reasonably be required under the circumstances to permit the Company to pay such compensation as promptly as practicable.

                           Article XIV
                        Other Provisions

    14.1 Notwithstanding anything to the contrary contained in this Agreement, the following items pertaining to the management of the Company shall not be considered as administrative overhead, and Manager shall be entitled to make a direct charge to the Company or the Target Company for same:

  a.Fees for legal services, costs and expenses incurred in connection with preparation and filing of a Current Report on From 8-K to reflect the consummation of a business combination transaction of the type contemplated by the Plan.

  b.Fees  for  third party professional and contract services  of personnel directly connected with or engaged in the consummation of a business combination transaction of the type contemplated by the Plan, provided, however, that all agreements with such professional service providers or contract service personnel shall be subject, in all events, to the prior approval of the Company's Board of Directors.

    14.2 This agreement and of the terms and provisions hereof shall extend to and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns, and shall be enforceable by the parties in any court of competent jurisdiction.

    IN WITNESS WHEREOF, this Agreement has been executed by the parties on the date first set forth above

Webcor Electronics, Inc.             Capston Network Company
(the Company)                        (the Manager)



By:                                  By:
   Sally A. Fonner, Sole Director           Sally A. Fonner,
President



                    Webcor Electronics, Inc.
                      INCENTIVE STOCK PLAN

1. Purpose of the Plan

     This Incentive Stock Plan is intended to promote the interests of Webcor Electronics, Inc., a Delaware corporation (the "Company"), by providing the employees of the Company, who will be largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2. Definitions

    As used in the Plan, the following definitions apply to the terms indicated below:

    (a)"Board of Directors" shall mean the Board of Directors of Webcor Electronics, Inc., a Delaware corporation.

    (b)"Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Policies and Procedures Manual, if any, then in effect.

    (c)"Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

   (d)"Change in Control" shall mean:

       (1)a "change in control" of the Company, as that term is contemplated in the federal securities laws; or

      (2)the occurrence of any of the following events:

           (A)any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; provided, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a "Change in Control" of the Company for purposes of this Section 2(d).

           (B)a majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors, or

           (C)the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

    (e)"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    (f)"Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

    (g)"Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

    (h)"Company" shall mean Webcor Electronics, Inc., a Delaware corporation, and each of its Subsidiaries, and its successors.

    (i)"Exchange Act" shall mean the Securities Exchange  Act  of
1934, as amended from time to time.

    (j)the "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

    (k)"Incentive Award" shall mean an Option, a share of Restricted Stock, a share of Phantom Stock, a Stock Bonus or Cash
Bonus granted pursuant to the terms of the Plan.

    (l)"Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

    (m)"Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted
Stock  shall  be issued by the Company pursuant to the  terms  of
Section 7(d) hereof.

    (n)"Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

    (o)"Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

    (p)"Participant" shall mean a full-time employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

    (q)"Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

    (r)a share of "Phantom Stock" shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

    (s)"Plan"  shall mean the Webcor Electronics, Inc.  Incentive
Stock Plan, as it may be amended from time to time.

     (t)"Qualified Domestic Relations Order" shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

    (u)a share of "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in
Section 7 (c) hereof for so long as such restrictions continue to apply to such share.

    (v)"Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

    (w)"Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

    (x)"Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with 50% or more of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

    (y)"Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3. Stock Subject to the Plan

    Under  the Plan, the Committee may grant to Participants  (i)
Options, (ii) shares of Restricted Stock, (iii) shares of Phantom
Stock, (iv) Stock Bonuses and (v) Cash Bonuses.

    The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate at any time does not exceed 10% of that number of shares of Common Stock which equals 10% of the total number of shares of Common Stock outstanding immediately after the completion of the first business combination transaction between the Company and a third party acquisition candidate. The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

    If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

    Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4. Administration of the Plan

    The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

    The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

    The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 8 hereof, with respect to any share of Phantom Stock granted under the Plan.

    In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until Such time as such Incentive Awards are surrendered.

    Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

    No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility

    The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees of the Company as the Committee, in its absolute discretion, shall select from time to time. At the date hereof, the Company does not have any employees who are eligible to participate in the Plan.

6. Options

    The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

   (a)Identification of Options

     All   Options  granted  under  the  Plan  shall  be  clearly
identified  in  the agreement evidencing such Options  as  either
Incentive Stock Options or as Non-Qualified Stock Options.

   (b)Exercise Price

    The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

   (c)Term and Exercise of Options

       (1)Each  Option  shall  be exercisable  on  such  date  or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

       (2)Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

       (3)An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

       (4)Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

       (5)Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

       (6)During the lifetime of a Participant each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

   (d)Limitations on Grant of Incentive Stock Options

       (1)The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422, without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or any subsidiary of the Company shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such
   Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

        (2)No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly (based on the attribution rules in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

   (e)Effect of Termination of Employment

       (1)If the employment of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

       (2)If the employment of a Participant with the Company shall terminate as a result of the "permanent and total disability (within the meaning of Section 22(e)(3) of the
   Code) of the Participant, the voluntary retirement of the Participant in accordance with the Company's retirement policy as then in effect or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

       (3)In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

   (f) Acceleration of Exercise Date Upon Change in Control

    Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7. Restricted Stock

    The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

   (a)Issue Date and Vesting Date

    At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

   (b)Conditions to Vesting

    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

   (c)Restrictions on Transfer Prior to Vesting

    Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such fights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

   (d)Issuance of Certificates

       (1)Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares: provided, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

     The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Webcor Electronics, Inc.-Incentive Stock Plan and an Agreement entered into between the registered owner of such shares and Webcor
     Electronics, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of Webcor Electronics, Inc. 1612 N. Osceola Avenue, Clearwater, FL 33755.

   Such   legend  shall  not  be  removed  from  the  certificate
   evidencing such shares until such shares vest pursuant to the terms hereof.

        (2)Each  certificate  issued  pursuant  to  Paragraph   7
   (d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

   (e)Consequences Upon Vesting

    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7 (d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof, provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

   (f)Effect of Termination of Employment

       (1)If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b). Such portion may equal zero.

       (2)In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

   (g)Effect of Change in Control

    Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occur-red) shall immediately vest.

8. Phantom Stock

    The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

   (a)Vesting Date

    At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 8(c) hereof are satisfied, and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

   (b)Benefit Upon Vesting

    Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

   (c)Conditions to Vesting

    At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

   (d)Effect of Termination of Employment

       (1)If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(c). Such portion may equal zero.

       (2)In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

   (e)Effect of Change in Control

    Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

9. Stock Bonuses

    The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.Cash Bonuses

    The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

11.Adjustment Upon Changes in Common Stock

   (a)Outstanding Restricted Stock and Phantom Stock

    Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7 (d) (2) hereof.

    The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (b)Outstanding  Options,  Increase  or  Decrease  in  Issued
Shares Without Consideration

    Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

   (c)Outstanding Options, Certain Mergers

    Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger of consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

   (d)Outstanding Options, Certain Other Transactions

    In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

   (1)cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a. share of Common Stock as a result of such event over (B) the exercise price of such Option; or

   (2)provide   for  the  exchange  of  each  Option  outstanding
   immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

   (e)Outstanding Options. Other Changes

    In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

   (f)No Other Rights

    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

12.Rights as a Shareholder

    No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.No Special Employment Rights; No Right to Incentive Award

    Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

    No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an
Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.Securities Matters

    (a)The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of
Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

    (b)The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.Withholding Taxes

    Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

16.Amendment of the Plan

    The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

17.No Obligation to Exercise

    The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

18.Transfers Upon Death

    Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19.Expenses and Receipts

    The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive
Award will be used for general corporate purposes.

20.Failure to Comply

    In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

21.Effective Date and Term of Plan

    The Plan was adopted by the Board of Directors effective June 15, 1997, subject to approval by the shareholders of the Company in accordance with applicable law, the requirements of Section 422 of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after June 16, 2007. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not approved by the Company's shareholders, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

    IN WITNESS WHEREOF, this Incentive Stock Plan has been executed in Tampa, Florida this ___th day of June, 1998.

Webcor Electronics, Inc.





Sally A. Fonner, Sole Director